PROSPECTUS January 18, 2005 as supplemented June 1, 2005	MANAGERS TRUST I

•	Managers Fremont Global Fund

•	Managers International Growth Fund

•	Managers Structured Core Fund

•	Managers Small Cap Fund

•	Managers Fremont Micro-Cap Fund

•	Managers Fremont Institutional Micro-Cap Fund

•	Managers Real Estate Securities Fund

•	Managers Fremont Bond Fund

•	Managers California Intermediate Tax-Free Fund

•	Fremont Money Market Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Founded in 1983, Managers Funds offers individual and institutional investors the experience and discipline of some of the world’s most highly regarded investment professionals.

RETURN/RISK SUMMARY

KEY INFORMATION

This Prospectus contains important information for anyone interested in investing in Managers Fremont Global Fund, Managers International Growth Fund, Managers Structured Core Fund, Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, Managers Fremont Institutional Micro-Cap Fund, Managers Real Estate Securities Fund, Managers Fremont Bond Fund, Managers California Intermediate Tax-Free Fund or Fremont Money Market Fund (each a “Fund” and collectively the “Funds”), each a series of Managers Trust I (the “Trust”) and part of the Managers Funds Family of Funds. Please read this document carefully before you invest and keep it for future reference. You should base your purchase of shares of these Funds on your own goals, risk preferences and investment time horizons.

Summary of the Goals, Principal Strategies and Principal Risk Factors of the Funds

The following is a summary of the goals, principal strategies and principal risk factors of the Funds.

Fund	Goal	Principal Strategies	Principal Risk Factors
Managers Fremont Global Fund	Maximization of total return

Prudent asset allocation among stocks, bonds (including inflation-linked bonds) and cash (including stock and bond index futures)

Invests in at least three countries, including the United States

Invests in growth and value stocks of all market capitalizations and bonds rated investment grade with an average duration between four and seven years

Credit Risk Currency Risk Economic Risk Foreign Securities Risk Intelligence Risk Interest Rate Risk Market Risk Political Risk Price Risk Small Capitalization Stock Risk

Managers International Growth Fund	Long-term capital appreciation

Invests at least 80% of its total assets in international stocks

Invests primarily in developed countries, but may invest to some extent in emerging markets

Seeks investments in companies of any size with the potential for long-term growth of earnings and/or cash flow as well as companies of any size expected to exhibit rapid growth over shorter periods

As of September 30, 2004, the median market capitalization of the Predecessor Fremont Fund’s investments ranged from $1.2 billion to over $34.1 billion

Currency Risk Economic Risk Emerging Markets Risk Foreign Securities Risk Intelligence Risk Market Risk Political Risk Price Risk

Managers Investment Group	1

Key Information	Risk/Return Summary

Fund	Goal	Principal Strategies	Principal Risk Factors
Managers Structured Core Fund	Long-term capital appreciation

Invests principally in the stocks of large U.S. companies

Normally invests at least 65% of its total assets in large cap stocks

Seeks investments in companies with superior growth prospects that are also good values

Intelligence Risk Market Risk Price Risk

Managers Small Cap Fund	Long-term capital appreciation

Invests principally in common and preferred stocks of U.S. small cap companies; “small cap companies” generally have market capitalizations of between $50 million and $1.5 billion at the time of initial purchase

Invests at least 80% of its total assets in the stocks of U.S. small cap companies

Seeks investments in growing companies that are selling reasonable valuations that management believes have the potential to appreciate in price by 25–50% within the next 12–18 months

Intelligence Risk Liquidity Risk Market Risk Price Risk Small-Capitalization Stock Risk

Managers Fremont Micro-Cap Fund	Long-term capital appreciation

Invests principally in stocks of U.S. micro-cap companies; “micro-cap companies” have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies on U.S. exchanges or in the over-the-counter market

Invests at least 80% of its total assets in U.S. micro-cap stocks

Seeks investments in small, relatively unknown companies that exhibit the potential to become much larger and more successful

Intelligence Risk Liquidity Risk Market Risk Micro-Capitalization Stock Risk Price Risk

Managers Fremont Institutional Micro-Cap Fund	Long-term capital appreciation

Invests principally in stocks of U.S. micro-cap companies; “micro-cap companies” have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies on U.S. exchanges or in the over-the-counter market

Invests at least 80% of its total assets in U.S. micro-cap stocks

Seeks investments in small, relatively unknown companies that exhibit the potential to become much larger and more successful

Intelligence Risk Liquidity Risk Market Risk Micro-Capitalization Stock Risk Price Risk

Managers Real Estate Securities Fund	Combination of income and long-term capital appreciation

Invests in stocks of companies principally engaged (derive at least 50% of their revenue or have at least 50% of their assets) in the real estate industry, including Real Estate Investment Trusts (REITs)

Invests at least 80% of its total assets in companies principally engaged in the real estate industry, including REITs

Economic Risk Intelligence Risk Interest Rate Risk Market Risk Non-Diversified Fund Risk Real Estate Industry Risk

2	Managers Investment Group

Risk/Return Summary	Key Information

Fund	Goal	Principal Strategies	Principal Risk Factors
Managers Fremont Bond Fund	Maximize total return consistent with the preservation of capital

Invests principally in debt instruments such as corporate, mortgage-backed, international and government bonds

Invests at least 80% of its total assets in debt instruments

May also invest in derivatives such as options, futures, contracts or swap agreements

Invests primarily in securities rated investment grade (Baa/BBB or better) by Moody’s or Standard & Poor’s, or those of comparable quality

Credit Risk Derivatives Risk Intelligence Risk Interest Rate Risk Foreign Securities Risk Prepayment Risk

Managers California Intermediate Tax-Free Fund	Income free from both Federal income taxes and California state income taxes, including alternative minimum tax

Invests principally in intermediate-term California municipal bonds

Invests at least 80% of its total assets in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including alternative minimum tax

Invests in securities that have a quality rating comparable to the four highest ratings categories or Moody’s or Standard & Poor’s

Invests in intermediate-term securities the dollar-weighted average maturity of which is normally 3-10 years

Designed for investors who are California residents

Credit Risk Intelligence Risk Interest Rate Risk Market Risk Non-Diversified Fund Risk Reinvestment Risk State Concentration Risk

Fremont Money Market Fund	Maximize current income consistent with preservation of capital and liquidity	Invests principally in high quality short-term money market instruments with maturities of 397 days or less and which are rated in the top rating category by at least two nationally recognized statistical rating organizations	Current Income Risk Inflation Risk

Managers Investment Group	3

Key Information	Risk/Return Summary

PRINCIPAL RISK FACTORS

All investments involve some type and level of risk. Risk is the possibility that you will lose money or not make any additional money by investing in the Funds. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund.

The following is a discussion of the principal risk factors of the Funds.

Credit Risk

The likelihood that a debtor will be unable to pay interest or principal payments as planned is typically referred to as default risk. Default risk for most debt securities is constantly monitored by several nationally recognized statistical rating agencies such as Moody’s Investors Services, Inc. and Standard & Poor’s Corporation. Even if the likelihood of default is remote, changes in the perception of an institution’s financial health will affect the valuation of its debt securities. This extension of default risk is typically known as credit risk. Bonds rated BBB/Baa, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

Currency Risk

The value of foreign securities in an investor’s home currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

Current Income Risk

A short-term interest rate target is set by the Federal Reserve Bank Open Market Committee. As the Federal Reserve Bank Open Market Committee changes its target rate in response to the business cycle, rates in the Money Market Fund will change correspondingly. It is this mechanism of changing with the short-term interest rate that allows the Money Market Fund to achieve the goal of maintaining principal value.

Derivatives Risk

Derivatives risk is the risk that investments in derivatives, which are financial contracts whose value depends on, or are derived from, the value of an underlying asset, interest rate or index, will involve costs, the risk of mispricing or improper valuation and may result in losses or have the effect of accelerating the recognition of gain.

Economic Risk

The prevailing economic environment is important to the health of all businesses. However, some companies are more sensitive to changes in the domestic or global economy than others. These types of companies are often referred to as cyclical businesses. Countries in which a large portion of businesses are in cyclical industries are thus also very economically sensitive and carry a higher amount of economic risk.

Emerging Markets Risk

Investments in emerging markets securities involve all of the risks of investments in foreign securities (see page 5), and also have additional risks. The markets of developing countries have been more volatile than the markets of developed countries with more mature economies. Many emerging markets companies in the early stages of development are dependent on a small number of products and lack substantial capital reserves. In addition, emerging markets often have less developed legal and financial systems. These markets often have provided significantly higher or lower rates of return than developed markets and usually carry higher risks to investors than securities of companies in developed countries.

4	Managers Investment Group

Risk/Return Summary	Key Information

Foreign Securities Risk

Investments in securities of foreign issuers, whether directly or indirectly in the form of American Depositary Receipts or similar instruments involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and therefore may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

Inflation Risk

Inflation risk is the risk that the price of an asset, or the income generated by an asset, will not keep up with the cost of living. Almost all financial assets have some inflation risk.

Intelligence Risk

Intelligence risk is a term created by Managers Investment Group LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets. The asset managers evaluate investments relative to all of these risks and allocate accordingly. To the extent that they are intelligent and make accurate projections about the future of individual businesses and markets, they will make money for investors. While most managers diversify many of these risks, their portfolios are constructed based upon central underlying assumptions and investment philosophies, which proliferate through their management organizations and are reflected in their portfolios. Intelligence risk can be defined as the risk that asset managers may make poor decisions or use investment philosophies that turn out to be wrong.

Interest Rate Risk

Changes in interest rates can impact bond prices in several ways. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. Interest rate risk is thus measured by analyzing the length of time or duration over which the return on the investment is expected. The longer the maturity or duration, the higher the interest rate risk.

Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate such bond or portfolio’s interest rate sensitivity.

Liquidity Risk

This is the risk that the Fund cannot sell a security at a reasonable price within a reasonable time frame when necessary due to a lack of buyers for the security. This risk applies to all assets. For example, an asset such as a house has reasonably high liquidity risk because it is unique and has a limited number of potential buyers. Thus, it often takes a significant effort to market, and it takes at least a few days and often months to sell. On the other hand, a U.S. Treasury note is one of thousands of identical notes with virtually unlimited potential buyers and can thus be sold very quickly and easily. The liquidity of financial securities in orderly markets can be measured by observing the amount of daily or weekly trading in the security, the prices at which the security trades and the difference between the price buyers offer to pay and the price sellers want to get. However, estimating the liquidity of securities during market upheavals is very difficult.

Market Risk

Market risk is also called systematic risk. It typically refers to the basic variability that stocks exhibit as a result of stock market fluctuations. Despite the unique influences on individual companies, stock prices in general rise and fall as a result of investors’ perceptions of the market as a whole. The consequences of market risk are that if the stock market drops in value, the value of a Fund’s portfolio of investments is also likely to decrease in value. The decrease in the value of a Fund’s investments, in percentage terms, may be more or less than the decrease in the value of the market. Since foreign securities trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

Micro-Capitalization Stock Risk

Micro-capitalization companies are companies that have market capitalizations that, at the time of initial purchase, place them among the smallest 5% of companies on U.S. exchanges or in the over-the-counter market. Such companies have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of

Managers Investment Group	5

Key Information	Risk/Return Summary

their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in micro-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

Non-Diversified Fund Risk

A Fund which is “non-diversified” can invest more of its assets in a single issuer than that of a diversified fund. To the extent that a Fund invests significant portions of the portfolio in securities of a single issuer, such as a corporate or government entity, the Fund is subject to specific risk. Specific risk is the risk that a particular security will drop in price due to adverse effects on a specific issuer. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual risks that these issuers face.

Political Risk

Changes in the political status of any country can have profound effects on the value of securities within that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

Prepayment Risk

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Price Risk

As investors perceive and forecast good business prospects, they are willing to pay higher prices for securities. Higher prices therefore reflect higher expectations. If expectations are not met, or if expectations are lowered, the prices of the securities will drop. This happens with individual securities or the financial markets overall. For stocks, price risk is often measured by comparing the price of any security or portfolio to the book value, earnings or cash flow of the underlying company or companies. A higher ratio denotes higher expectations and higher risk that the expectations will not be sustained.

Real Estate Industry Risk

The stock prices of companies in the real estate industry are typically sensitive to changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws which could negatively affect their value.

Reinvestment Risk

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Small-Capitalization Stock Risk

Small-capitalization companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies. For these and other reasons, a Fund with investments in small-capitalization companies carries more risk than a Fund with investments in large-capitalization companies.

State Concentration Risk

Funds that primarily purchase municipal bonds from California also bear investment risk from economic, political or regulatory changes that could adversely affect municipal bond issuers in California and therefore the value of a Fund’s investment portfolio.

6	Managers Investment Group

Risk/Return Summary	Performance Summary

PERFORMANCE SUMMARY

The following bar charts illustrate the risks of investing in each Fund by showing each Fund’s year-by-year total returns and how the performance of each Fund has varied over the past ten years (or since the Fund’s inception). Each chart assumes that all dividend and capital gains distributions have been reinvested. Past performance does not guarantee future results.

Managers Fremont Global Fund

Annual Total Returns—Last Ten Calendar Years

Best Quarter: 16.0% (4th Quarter 1999)

Worst Quarter: -11.4% (3rd Quarter 2001)

Managers International Growth Fund

Annual Total Returns—Last Ten Calendar Years

Best Quarter: 26.1% (4th Quarter 1999)

Worst Quarter: -20.1% (3rd Quarter 2001)

Managers Investment Group	7

Performance Summary	Risk/Return Summary

Managers Structured Core Fund

Annual Total Returns—Last Ten Calendar Years

Best Quarter: 22.1% (4th Quarter 1998)

Worst Quarter: -17.3% (3rd Quarter 2002)

Managers Small Cap Fund

Annual Total Returns—Last Full Calendar Years Since Inception

Best Quarter: 62.2% (4th Quarter 1999)

Worst Quarter: -33.8% (3rd Quarter 2001)

8	Managers Investment Group

Risk/Return Summary	Performance Summary

Managers Fremont Micro-Cap Fund

Annual Total Returns—Last Ten Calendar Years

Best Quarter: 49.7% (4th Quarter 1999)

Worst Quarter: -29.0% (3rd Quarter 1998)

Managers Fremont Institutional Micro-Cap Fund

Annual Total Returns—Last Full Calendar Years Since Inception

Best Quarter: 53.1% (4th Quarter 1999)

Worst Quarter: -28.5% (3rd Quarter 1998)

Managers Investment Group	9

Performance Summary	Risk/Return Summary

Managers Real Estate Securities Fund

Annual Total Returns—Last Full Calendar Years Since Inception

Best Quarter: 16.7% (4th Quarter 2004)

Worst Quarter: -11.7% (3rd Quarter 1998)

Managers Fremont Bond Fund

Annual Total Returns—Last Ten Calendar Years

Best Quarter: 6.4% (2nd Quarter 1995)

Worst Quarter: -2.5% (2nd Quarter 2004)

10	Managers Investment Group

Risk/Return Summary	Performance Summary

Managers California Intermediate Tax-Free Fund

Annual Total Returns—Last Ten Calendar Years

Best Quarter: 6.4% (1st Quarter 1995)

Worst Quarter: -2.7% (2nd Quarter 2004)

Fremont Money Market Fund

Annual Total Returns—Last Ten Calendar Years

Best Quarter: 1.57% (4th Quarter 2000)

Worst Quarter: 0.17% (1st Quarter 2004)

Managers Investment Group	11

Performance Summary	Risk/Return Summary

The following table illustrates the risks of investing in the Funds by showing how each Fund’s performance compares to that of a broadly based securities market index. Again, the table assumes that dividends and capital gain distributions have been reinvested for both the Fund and the applicable index. A description of the indexes is included in Appendix A. As always, the past performance of a Fund (before and after taxes) is not an indication of how the Fund will perform in the future.

Average Annual Total Returns1

(as of 12/31/04)

	1 Year	5 Years	10 Years	Since Inception
Managers Fremont Global Fund

Return Before Taxes	11.87%	0.03%	7.25%	—
Return After Taxes on Distributions	11.82%	-1.09%	5.01%	—
Return After Taxes on Distributions and Sale of Fund Shares	7.71%	-0.64%	5.02%	—
S&P 500 Index(a) (before taxes)	10.88%	-2.30%	12.07%	—

Managers International Growth Fund

Return Before Taxes	13.28%	-7.75%	2.51%	—
Return After Taxes on Distributions	13.16%	-8.37%	1.81%	—
Return After Taxes on Distributions and Sale of Fund Shares	8.63%	-6.64%	1.90%	—
MSCI EAFE Index(a) (before taxes)	20.25%	-1.13%	5.62%	—

Managers Structured Core Fund

Return Before Taxes	13.86%	-2.73%	9.81%	—
Return After Taxes on Distributions	13.38%	-3.34%	7.60%	—
Return After Taxes on Distributions and Sale of Fund Shares	9.00%	-2.58%	7.49%	—
S&P 500 Index(a) (before taxes)	10.88%	-2.30%	12.07%	—

Managers Small Cap Fund (inception date: 9/24/97)

Return Before Taxes	10.59%	-9.45%	—	6.13%
Return After Taxes on Distributions	10.59%	-10.21%	—	5.25%
Return After Taxes on Distributions and Sale of Fund Shares	6.89%	-7.96%	—	5.00%
Russell 2000 Growth Index(a) (before taxes)	14.31%	-3.57%	7.12%	—

Managers Fremont Micro-Cap Fund

Return Before Taxes	9.79%	1.66%	20.17%	—
Return After Taxes on Distributions	9.79%	0.02%	17.54%	—
Return After Taxes on Distributions and Sale of Fund Shares	6.36%	0.50%	16.62%	—
Russell 2000 Growth Index(a) (before taxes)	14.31%	-3.57%	7.12%	—

12	Managers Investment Group

Risk/Return Summary	Performance Summary

	1 Year	5 Years	10 Years	Since Inception
Managers Fremont Institutional Micro-Cap Fund (inception date: 12/31/86)[2]

Return Before Taxes	10.29%	3.74%	23.33%	—
Return After Taxes on Distributions	10.13%	1.64%	—	—
Return After Taxes on Distributions and Sale of Fund Shares	6.89%	1.99%	—	—
Russell 2000 Growth Index(a) (before taxes)	14.31%	-3.57%	7.12%	—

Managers Real Estate Securities Fund (inception date: 12/31/97)

Return Before Taxes	33.25%	18.24%	—	9.97%
Return After Taxes on Distributions	30.21%	16.26%	—	8.15%
Return After Taxes on Distributions and Sale of Fund Shares	23.94%	14.91%	—	7.57%
Dow Jones Wilshire REIT Index(a) (before taxes)	33.18%	22.56%	—	—

Managers Fremont Bond Fund

Return Before Taxes	5.33%	8.55%	8.59%	—
Return After Taxes on Distributions	3.78%	6.18%	5.88%	—
Return After Taxes on Distributions and Sale of Fund Shares	3.85%	5.93%	5.74%	—
Lehman Bros. Aggregate Index(a) (before taxes)	4.34%	7.71%	7.72%	—

Managers California Intermediate Tax-Free Fund

Return Before Taxes	4.32%	5.70%	5.89%	—
Return After Taxes on Distributions	4.06%	5.55%	5.80%	—
Return After Taxes on Distributions and Sale of Fund Shares	4.45%	5.48%	5.72%	—
Lehman 5 Yr. Muni Index(a) (before taxes)	2.72%	5.98%	5.84%	—

Fremont Money Market Fund

Return Before Taxes	0.97%	2.68%	4.03%	—
Money Fund Report Avg/First Tier Index(a) (before taxes)	0.68%	2.26%	3.56%	—

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
[2]	Managers Fremont Institutional Micro-Cap Fund performance reflects the performance of the post-venture Fund of Fund A of the Bechtel Trust & Thrift Retirement Plan, whose assets were transferred into and became the Managers Fremont Institutional Micro-Cap Fund on 08/04/97. The post-venture Fund imposed higher fees and expenses than that of the Managers Fremont Institutional Micro-Cap Fund and was not registered with the Securities and Exchange Commission and therefore was not subject to the investment restrictions imposed on registered mutual funds.
[a]	See Appendix A.

Managers Investment Group	13

Fees and Expenses	Risk/Return Summary

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of any of the Funds.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	None
Maximum Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (Managers International Growth Fund†)	2%

†	This Redemption Fee applies only to shares of the Managers International Growth Fund redeemed within 30 days of purchase.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Net Expenses
Managers Fremont Global Fund	0.60%	0.00%	0.44%	1.04%	N/A	N/A
Managers International Growth Fund(1)	1.00%	0.00%	0.62%	1.62%	(0.12)%	1.50%
Managers Structured Core Fund	0.35%	0.00%	0.46%	0.81%	N/A	N/A
Managers Small Cap Fund[1]	1.00%	0.00%	0.65%	1.65%	(0.05)%	1.60%
Managers Fremont Micro-Cap Fund[1]	1.00%	0.00%	0.51%	1.51%	N/A	N/A
Managers Fremont Institutional Micro-Cap Fund	1.00%	0.00%	0.33%	1.33%	N/A	N/A
Managers Real Estate Securities Fund[1]	0.85%	0.00%	0.72%	1.57%	(0.07)%	1.50%
Managers Fremont Bond Fund[1]	0.40%	0.00%	0.31%	0.71%	(0.11)%	0.60%
Managers California Intermediate Tax-Free Fund[1]	0.37%	0.00%	0.40%	0.77%	(0.22)%	0.55%
Fremont Money Market Fund	0.21%	0.00%	0.22%	0.43%	N/A	N/A

[1]	Managers Investment Group LLC has contractually agreed, through at least March 1, 2006, to limit Total Annual Fund Operating Expenses (exclusive of taxes, interest, brokerage commissions and extraordinary items) to the Net Expenses listed above, subject to later reimbursement by the Funds in certain circumstances. In general, for a period of up to three years from the time of any waiver or payment pursuant to a Fund’s contractual expense limitation, Managers Investment Group LLC may recover from the Funds fees waived and expenses paid to the extent that the Fund’s Total Annual Fund Operating Expenses do not exceed that Fund’s contractual expense limitation amount. More detailed information is available under the heading “Portfolio Management of the Fund” for each Fund.

14	Managers Investment Group

Risk/Return Summary	Fees and Expenses

What Is the Management Fee?

The Management Fee is the fee paid to Managers Investment Group LLC, the investment manager to the Funds, a portion of which it pays to each Fund’s subadvisor(s).

Example

This Example will help you compare the cost of investing in the Funds to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year, all dividends and distributions are reinvested and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

Fund	1 Year	3 Years	5 Years	10 Years
Managers Fremont Global Fund	$106	$331	$574	$1,271
Managers International Growth Fund	$153	$497	$868	$1,910
Managers Structured Core Fund	$83	$259	$450	$1,002
Managers Small Cap Fund	$163	$515	$891	$1,950
Managers Fremont Micro-Cap Fund	$154	$477	$824	$1,802
Managers Fremont Institutional Micro-Cap Fund	$135	$421	$729	$1,601
Managers Real Estate Securities Fund	$153	$488	$847	$1,860
Managers Fremont Bond Fund	$61	$214	$382	$870
Managers California Intermediate Tax-Free Fund	$56	$220	$402	$930
Fremont Money Market Fund	$44	$138	$241	$542

The Example should not be considered a representation of past or future expenses, as actual expenses may be greater or lower than those shown.

Managers Investment Group	15

Summary of the Funds

SUMMARY OF THE FUNDS

Managers Trust I

Managers Trust I is part of the Managers Funds Family of Funds comprised of different mutual funds, each having distinct investment objectives, strategies, risks and policies. Many of the Funds employ a multi-manager investment approach which can provide added diversification within each portfolio.

Managers Investment Group LLC (the “Investment Manager”), located at 800 Connecticut Avenue, Norwalk, CT 06854, is an indirect, wholly-owned subsidiary of Affiliated Managers Group, Inc. located at 600 Hale Street, Prides Crossing, MA 01965. Investment Manager serves as the investment manager to the Funds and is responsible for the Funds’ overall administration. It selects and recommends, subject to the approval of the Board of Trustees, one or more asset managers to manage each Fund’s investment portfolio. It also allocates assets to the asset managers based on certain evolving targets, monitors the performance, security holdings and investment strategies of these external asset managers and, when appropriate, researches any potential new asset managers for the Fund family. The Securities and Exchange Commission has given the Funds an exemptive order permitting them to change asset managers without prior shareholder approval, but subject to notification within 90 days of any such changes. The Investment Manager or the Distributor may make direct or indirect payments to third parties in connection with the sale of Fund shares or the servicing of shareholder accounts.

Managers Distributors, Inc. (“MDI” or the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Funds’ distributor. MDI receives no compensation from the Funds for its services as distributor.

More information on each Fund’s investment strategies and holdings can be found in the current Statement of Additional Information.

What am I investing in?

You are buying shares of a pooled investment known as a mutual fund. It is professionally managed and gives you the opportunity to invest in a variety of companies, industries and markets. Each Fund is not a complete investment program, and there is no guarantee that a Fund will reach its stated goals.

MANAGERS FREMONT GLOBAL FUND

FUND FACTS

Objective:

Maximization of total return

Investment Focus:

U.S. and international stocks, bonds and short-term securities

Benchmark Indices:

MSCI EAFE Index

S&P 500 Index

Citigroup Non-U.S. Government Bond Index

Lehman Brothers Intermediate Government/Credit Bond Index

Objective

The Fund’s objective is to maximize total return.

Principal Investment Strategies

The Fund intends to meet its objective by prudent asset allocation among stocks, bonds (including inflation-linked bonds) and cash (including stock and bond index futures), and by investing in at least three countries, including the United States, under normal conditions. The Fund invests in growth and value stocks of all market capitalizations and bonds rated investment grade (Baa/BBB or better) with an average duration between four and seven years. Duration measures how bond prices change in response to interest rate changes.

To determine the allocation to each asset class, the Fund’s advisor:

•	Develops global economic and financials forecasts.

•	Examines financial market valuations to determine the most advantageous mix of stocks, bonds and cash.

Each portfolio manager selects individual securities based on intensive quantitative and fundamental analysis.

The Fund’s subadvisors will normally sell a security when it no longer represents good value, when greater risk/return potential exists in an alternative position, or when the security no longer fits with the strategy of the portfolio.

Risks

The Fund is designed for investors who are willing to accept the risks of investing in both domestic and foreign securities. Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

16	Managers Investment Group

Summary of the Funds	Managers Fremont Global Fund

Investing in any foreign or domestic stock, including stock index futures, carries a degree of risk. Information on foreign companies is often limited, and financial information may be prepared following accounting standards that are different from those used by public companies in the United States. Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of stocks in the Fund.

Several factors may affect the Fund’s investments in bonds or bond index futures; these include: changes in interest rates, the credit-worthiness of the bond issuers, and economic conditions. Generally, when interest rates rise, the value of a bond will fall. These factors may lower the values of individual bonds or the entire bond portfolio. Additionally, although inflation-linked bonds seek to perform well in periods of high or rising inflation, in periods of low or flat inflation, they may generate lower returns than traditional bonds.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I Invest in this Fund?

This Fund may be suitable if you:

•	Seek an all-in-one mutual fund that invests in stocks, bonds and short-term securities from around the world.

•	Seek both growth and income and are willing to accept the risks of investing in both domestic and foreign securities.

•	Have an investment time horizon of five years or more.

This Fund may not be suitable if you:

•	Are seeking stability of principal.

•	Are investing with a shorter time horizon in mind.

•	Are uncomfortable with stock market risk and the risks of investing in foreign securities.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our Web site at www.managersinvest.com.

Portfolio Management of the Fund

The Fund is managed by a group of Subadvisors, each with a specific investment focus. Armstrong Shaw Associates, Inc. (“Armstrong Shaw”), located at 45 Grove Street, New Canaan, Connecticut 06840, manages the U.S. large-cap value portion of the Fund. As of December 31, 2004, Armstrong Shaw had assets under management of approximately $7.2 billion. Jeffrey Shaw is the lead portfolio manager for the portion of the Fund managed by Armstrong Shaw. He has been the Chairman and President of Armstrong Shaw since 1999 and 1988, respectively, and is a co-founder of the firm.

First Quadrant, L.P. (“First Quadrant”), located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, manages the large-cap blend portion of the Fund. As of December 31, 2004, First Quadrant had assets under management of approximately $13.9 billion. Christopher G. Luck and R. Max Darnell are the lead portfolio managers for the portion of the Fund managed by First Quadrant. Mr. Luck is a Partner of First Quadrant and a Director of Equity Portfolio Management, positions he has held since March 1996, and he previously was the Director of Equity Management of First Quadrant’s predecessor, First Quadrant Corporation, since September 1995. Mr. Darnell is a Partner and the Chief Investment Officer of, and a portfolio manager for, First Quadrant and has been with the firm since 1991.

Wellington Management Company, LLP (“Wellington”), located at 75 State Street, Boston, Massachusetts 02109, manages international growth stock investments of the Fund. As of December 31, 2004, Wellington had assets under management of approximately $469.9 billion. The portion of the Fund managed by Wellington is managed by Wellington’s International Growth Team, comprised of portfolio managers Mr. Jean-Marc Berteaux and Mr. Andrew S. Ofitt. The team is supported by the research efforts of over 50 industry and regional analysts. Mr. Berteaux is a Vice President of, and portfolio manager for, Wellington and has been an investment professional with the firm since 2001. Prior to that, Mr. Berteaux was a Vice President of, and a senior equity analyst for, John Hancock Funds, LLC from 1998 to 2001. Mr. Ofitt is a Senior Vice President of, and a portfolio manager for, Wellington and has been an investment professional with the firm since 1997.

Bernstein Research and Management (“Bernstein”), located at 1345 Avenue of the Americas, New York, New York 10105, is a unit of Alliance Capital Management L.P. Bernstein was first organized in 1962 and manages the international value stock investments of the Fund. As of December 31, 2004, Bernstein had approximately $539 billion in assets under management. Kevin F. Simms is a co-Chief Investment Officer of, and a portfolio manager for, Bernstein and is the portfolio manager for the portion of the Fund managed by Bernstein. He has been the Chief Investment Officer of Global and International Value Equities since 2000. From 1998 to 2000, Mr. Simms served as Director of Research—Emerging Markets Value. Mr. Simms has been with Bernstein since 1992.

Managers Investment Group	17

Summary of the Funds

Kern Capital Management LLC (“Kern”), located at 114 W. 47th Street, Suite 1926, New York, New York 10036, manages the micro-cap stock portion of the Fund. As of December 31, 2004, Kern had assets under management of approximately $1.8 billion. Robert E. Kern, Jr. is the portfolio manager for the portion of the Fund managed by Kern. Mr. Kern is the Managing Member, Chairman and CEO of, and a portfolio manager for, Kern, positions he has held since the firm’s formation. Prior to that time, he served as Senior Vice President of Fremont Investment Advisors in 1997 and as a Director of Morgan Grenfell Capital Management from 1986 to 1997.

Northstar Capital Management, Inc. (“Northstar”), located at 4400 PGA Boulevard, Suite 600, Palm Beach Gardens, Florida 33410, manages the large-cap growth portion of the Fund. As of December 31, 2004, Northstar had assets under management of approximately $562 million. Stephen K. Mergler is the portfolio manager for the portion of the Fund managed by Northstar. Mr. Mergler is the President of, and a portfolio manager for, Northstar, and he has held these positions since 1997.

In addition, 333 Global Advisers (“333 Global”), a division of the Investment Manager, manages the fixed-income components of the Fund and is responsible for making asset allocation decisions for the Fund. As of March 31, 2005, 333 Global had assets under management of approximately $700 million. Ms. Sandie Kinchen is the portfolio manager for the portion of the Fund managed by 333 Global. Ms. Kinchen has served as Senior Vice President and portfolio manager for 333 Global and its predecessor firm Fremont Investment Advisors, Inc., since 1980.

MANAGERS INTERNATIONAL GROWTH FUND

FUND FACTS

Objective:

Long-term capital appreciation

Investment Focus:

International stocks

Benchmark:

MSCI EAFE Index

Objective

The Fund’s objective is to achieve long-term capital appreciation. The Fund’s objectives may be changed without shareholder approval. Shareholders will be given notice prior to any change becoming effective.

Principal Investment Strategies

The Fund invests primarily in common international stocks. The Fund’s subadvisor focuses its investments on stocks of international companies of any size that possess superior growth prospects and are reasonably priced at the time of purchase. Although the Fund invests primarily in developed countries, it may invest to some extent in emerging markets.

Normally, the Fund’s subadvisor will invest at least 80% of the Fund’s total assets in securities of issuers based outside the U.S. The Fund tends to invest primarily in mid- to large-capitalization foreign stocks and will generally include investments in at least three countries outside the U.S. As of September 30, 2004, the median market capitalization of the companies held by the Predecessor Fremont Fund (Fremont International Growth Fund) ranged from $1.2 billion to over $34.1 billion.

The Fund’s subadvisor uses a fundamental, bottom-up stock selection process that focuses on the following four criteria:

•	The company’s industry should be growing faster than the global GDP.

•	The company should have sound financials, a clear business plan, and offer products or services that will allow the Fund management team to forecast earnings for three to five years.

•	The company should have proven leaders with successful track records.

•	The company’s stock should be selling at acceptable valuation relative to current and historical growth rates, industry growth rate, and its peer group.

The Fund’s subadvisor will normally sell a security when the company’s growth rate is threatened, current valuation levels cannot be justified by future growth, or valuation exceeds short-term prospects.

18	Managers Investment Group

Summary of the Funds	Managers International Growth Fund

Risks

The Fund is designed for investors who are willing to accept the risks of investing in foreign stocks. These risks include changing market conditions, economic and political instability, and changes in currency exchange rates. Stock markets move up and down, which can cause temporary or lengthy fluctuations in the value of stocks in the Fund.

Information on foreign companies is often limited, and financial information may be prepared following accounting standards that are different from those used by public companies in the United States. Underdeveloped and developing countries have a greater risk of political and economic instability, which may cause the Fund’s investments to exhibit greater price movement and may be harder to sell than investments in more developed markets.

Investments in securities of medium size companies involve greater risk of loss than larger companies, and their prices can change more frequently and dramatically.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I invest in this Fund?

This Fund may be suitable if you:

•	Are seeking to diversify into stocks based outside the U.S.

•	Seek long-term growth of capital and are willing to accept the risks of investing in foreign stocks.

•	Have an investment time horizon of five years or more.

This Fund may not be suitable if you:

•	Are seeking stability of principal.

•	Are investing with a shorter time horizon in mind.

•	Are uncomfortable with stock market risk and the risks of investing in foreign stocks.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our Web site at www.managersinvest.com.

Portfolio Management of the Fund

The Fund is managed by subadvisor Wellington Management Company, LLP (“Wellington”). The Fund will be managed by Wellington’s International Growth Team, comprised of portfolio managers Mr. Jean-Marc Berteaux and Mr. Andrew S. Ofitt. The team is supported by the research efforts of over 50 industry and regional analysts. Mr. Berteaux is a Vice President of, and Portfolio Manager for, Wellington and has been an investment professional with the firm since 2001. Prior to that, Mr. Berteaux was a vice president of, and senior equity analyst for John Hancock Funds, LLC from 1998 to 2001. Mr. Ofitt is a Senior Vice President of, and a Portfolio Manager for, Wellington and has been an investment professional with the firm since 1997.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Wellington.

The Investment Manager has contractually agreed, through at least March 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.50% of the Fund’s net asset value, provided that the amount of fees waived will not exceed 1.50% of the Fund’s net asset value. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.50% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Managers Investment Group	19

Summary of the Funds

MANAGERS STRUCTURED CORE FUND

FUND FACTS

Objective:

Long-term capital appreciation

Investment Focus:

Stocks of large U.S. companies

Benchmark:

Russell 3000 Index

Objective

The Fund’s objective is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in the stocks of large U.S. companies. As of December 31, 2004, the median market capitalization of the companies held by the Predecessor Fremont Fund (Fremont Structured Core Fund) was $36.9 billion. Normally, the Fund will invest at least 65% of its total assets in these large-cap stocks.

With the help of quantitative analysis, the Fund’s subadvisor seeks “growth at a reasonable price,” meaning it looks for companies with superior growth prospects that are also good values. Their goal is to provide investors with a core holding through a diversified portfolio with both growth potential and minimal risk.

When implementing this structured investment strategy, the Fund’s sub-advisor:

•	Uses a sophisticated computer model to evaluate a broad universe of 3,000 of the largest stocks, representing approximately 98% of the U.S. market.

•	Identifies stocks that are relatively inexpensive and have rising earnings expectations and are well positioned to benefit from the current market and economic environment.

•	Aims to keep the portfolio turnover rate below the industry average over the long-term.

The Fund’s subadvisor will normally sell a security when:

•	It is no longer reasonably priced,

•	The market and economic environment are no longer attractive, or

•	The stock substantially increases portfolio risk relative to the market.

Risks

The Fund is designed for investors who understand the risks of investing in stocks and realize that the value of the Fund’s investments and its shares may decline due to a general drop in U.S. stock prices. These changes may occur over long and short periods of time, and may cause the Fund’s shares to be worth less than they were at the time of purchase.

The Fund intends to purchase stocks for the long-term. However, sudden changes in the valuation, growth expectations, or risk characteristics, may cause the Fund to sell stocks after only a short holding period.

There is the risk that you may lose money on your investment. From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I invest in this Fund?

This Fund may be suitable if you:

•	Are seeking to diversify into stocks based outside the U.S.

•	Seek long-term growth of capital and are willing to accept the risks of investing in foreign stocks.

•	Have an investment time horizon of five years or more.

This Fund may not be suitable if you:

•	Are seeking stability of principal.

•	Are investing with a shorter time horizon in mind.

•	Are uncomfortable with stock market risk and the risks of investing in foreign stocks.

20	Managers Investment Group

Summary of the Funds	Managers Structured Core Fund

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our Web site at www.managersinvest.com.

Portfolio Management of the Fund

The Fund’s subadvisor is First Quadrant, L.P. (“First Quadrant”). First Quadrant, founded in 1998 and located at 800 E. Colorado Blvd., Suite 900, Pasadena, California 91101, provides asset management to corporations, endowments, foundations, high-net-worth individuals and public pension plans. As of December 31, 2004, First Quadrant, L.P. had $13.9 billion under management.

The portfolio is co-managed by Christopher G. Luck, CFA, Partner and Director of Equity Portfolio Management, and R. Max Darnell, Partner and Chief Investment Officer. Mr. Luck joined First Quadrant in 1995 as Director of Equity Management of its predecessor, First Quadrant Corporation. Mr. Darnell joined First Quadrant in 1991 and has served as Partner, Chief Investment Officer and portfolio manager for the firm.

The Fund is obligated by its investment management contract to pay an annual management fee to The Managers Funds LLC (the “Investment Manager”) of 0.35% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to First Quadrant.

Managers Investment Group	21

Summary of the Funds

MANAGERS SMALL CAP FUND

FUND FACTS

Objective:

Long-term capital appreciation

Investment Focus:

Equity securities of U.S. small-cap companies

Benchmark:

Russell 2000 Growth Index

Objective

The Fund’s objective is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund invests primarily in the common and preferred stocks of U.S. small-capitalization companies. These companies generally have market capitalizations of between $50 million and $1.5 billion at the time of initial purchase. Normally, the Fund will invest at least 80% of its total assets in the stocks of U.S. small-capitalization companies. The Fund’s policy of investing 80% of its total assets in U.S. small-capitalization companies may be changed only upon 60 days written notice to shareholders. The Fund generally focuses on growing companies that are selling at attractive valuations. The Fund’s subadvisor is committed to keeping a small-cap focus for the overall portfolio, but it is not obligated to sell a security that has appreciated beyond the small-capitalization range.

The Fund’s subadvisor utilizes a fundamental, bottom-up process to identify companies:

•	Which demonstrate consistent and sustainable revenue and earnings growth and offer distinct, sustainable competitive advantages.

•	That have strong, experienced management teams.

•	Whose stock is selling at reasonable valuations that the Fund’s subadvisor believes have the potential to appreciate in price by 25–50% within the next 12 to 18 months.

The Fund’s subadvisor diversifies the Fund’s portfolio by applying sector and security weighting limitations. Generally, the Fund will not invest more than 5% of assets in any one security.

The Fund’s subadvisor will normally sell a security when:

•	It no longer meets the Fund’s investment criteria,

•	They believe the company issuing the security is unable to sustain a competitive advantage,

•	They anticipate a deterioration in the company’s fundamentals, or

•	They determine that the security is overvalued.

Risks

The Fund is designed for investors who are willing to accept the risks of investing in small company stocks. These risks include a relatively short earnings history, competitive conditions and a reliance on a limited number of products.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many small companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund’s investments, and its shares, may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

22	Managers Investment Group

Summary of the Funds	Managers Small Cap Fund

Should I invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity to diversify your U.S. stock portfolio by investing in small U.S. stocks.

•	Seek long-term growth of capital.

•	Have an investment time horizon of five years or more.

This Fund may not be suitable if you:

•	Are seeking stability of principal.

•	Are investing with a shorter time horizon in mind.

•	Are uncomfortable with stock market risk.

•	Are seeking current income.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our Web site at www.managersinvest.com.

Portfolio Management of the Fund

The Fund’s subadvisor is TimesSquare Capital Management, LLC (“TimesSquare”). TimesSquare, located at Four Times Square, 25th Floor, New York, New York 10036, is a multi-asset class investment manager providing services to public and corporate funds, endowments and foundations, retirement plans and other institutional accounts. As of December 31, 2004, TimesSquare managed over $5 billion in assets.

An indirect subsidiary of Affiliated Management Group, Inc. (“AMG”), another indirect subsidiary of which is the Managing Member of Managers Funds LLC (the “Investment Manager”), is the Managing Member of and owns a majority interest in TimesSquare.

The Fund is co-managed by Yvette C. Bockstein and Grant R. Babyak. Ms. Bockstein is a Managing Director and Portfolio Manager with over 37 years of investment experience. Prior to joining TimesSquare in 2000, Ms. Bockstein served as a portfolio manager of Fiduciary Trust Company International, which she joined in 1978. Mr. Babyak is a Managing Director and Portfolio Manager of TimesSquare with over 15 years of investment experience. Prior to joining TimesSquare in 2000, Mr. Babyak served as a portfolio manager of Fiduciary Trust Company International, which he joined in 1996.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to TimesSquare.

The Investment Manager has contractually agreed, through at least March 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.60% of the Fund’s net asset value, provided that the amount of fees waived will not exceed 1.60% of the Fund’s net asset value. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.60% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Managers Investment Group	23

Summary of the Funds

MANAGERS FREMONT MICRO-CAP FUND

FUND FACTS

Objective:

Long-term capital appreciation

Investment Focus:

Equity securities of the nation’s smallest publicly traded companies

Benchmark:

Russell 2000 Growth Index

Objective

The Fund’s objective is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund invests in stocks of U.S. micro-cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5%, measured based on market capitalization, of companies listed on U.S. exchanges or over-the-counter. As of September 30, 2004, the market capitalizations of these companies ranged from $10 million to $781 million.

Normally, the Fund will invest at least 80% of its total assets in U.S. micro-cap stocks. The Fund’s policy of investing 80% of its total assets in U.S. micro-cap stocks may be changed only upon 60 days written notice to shareholders. The Fund’s subadvisor is committed to keeping a micro-cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range.

The Fund’s subadvisor seeks to identify companies early in their growth cycle. Emphasis is placed on those companies possessing a variety of characteristics, such as a leading market position, an entrepreneurial management team, and a focused business plan. It may also consider companies whose growth potential has been enhanced by products, market opportunities, or new management. To select stocks, the Fund’s subadvisor:

•	Focuses on business sectors where they believe the level of innovation is greatest, such as technology, health care, consumer and services.

•	Uses fundamental analysis to identify small, relatively unknown companies that exhibit the potential to become much larger and more successful.

•	Meets with corporate managers to discuss business plans and strategies.

The Fund’s subadvisor will normally sell a security when the company’s fundamentals begin to deteriorate or its stock has become overvalued. Based on their judgment, they may sell some or all of a position to adjust a stock’s overall weighting in the portfolio.

Risks

The Fund is designed for investors who are willing to accept the risks of investing in micro-cap companies. These risks may include a relatively short earnings history, competitive conditions, less publicly available corporate information, and a reliance on a limited number of products.

Since these companies may still be dominated by their founders, they may lack depth of managerial talent.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many micro-cap companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund’s investments and its shares may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

24	Managers Investment Group

Summary of the Funds	Managers Fremont Micro-Cap Fund

Should I invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity to invest in the smallest U.S. stocks for their accelerated growth potential.

•	Seek long-term growth of capital.

•	Are willing to accept the volatility associated with the smallest U.S. stocks

This Fund may not be suitable if you:

•	Are seeking stability of principal.

•	Are investing with a shorter time horizon in mind.

•	Are uncomfortable with stock market risk.

•	Are seeking current income.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our Web site at www.managersinvest.com.

Portfolio Management of the Fund

The Fund is managed by subadvisor Kern Capital Management LLC (“KCM”). KCM, located at 114 W. 47th Street, Suite 1926, New York, New York 10036, was founded in 1997 by Robert E. Kern Jr., CEO and David G. Kern, President. As of December 31, 2004, KCM managed approximately $1.8 billion in assets.

Bob Kern is the lead Portfolio Manager of the Fund and has served as such for the Predecessor Fremont Fund since its inception in 1994. Bob, who co-founded Kern Capital Management in 1997, is the Portfolio Manager for Kern Capital Management’s micro-cap portfolios and is Senior Investment Manager responsible for investments in technology (semiconductor), capital goods and service companies. The Fund is co-managed by David Kern, CFA, who is the Portfolio Manager for Kern Capital Management’s small-cap portfolios and is Senior Investment Manager responsible for investments in healthcare, technology (software) and service companies. Prior to co-founding Kern Capital Management with Bob Kern in 1997, David Kern was vice president at Founders Asset Management, where he was the portfolio manager of the Founders Discovery Fund from 1995 to 1997. The Fund’s three Senior Investment Managers (Bob Kern, David Kern, and Gregory A. Weaver, CFA) are responsible for investment research and selection of individual portfolio investments within their respective sectors of expertise. Greg Weaver, Senior Vice President, joined KCM in 1997 as senior research analyst and became a Senior Investment Manager for the Fund in 2001. The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to KCM.

The Investment Manager has contractually agreed, through at least March 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.98% of the Fund’s net asset value, provided that the amount of fees waived will not exceed 1.98% of the Fund’s net asset value. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.98% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Managers Investment Group	25

Summary of the Funds

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

FUND FACTS

Objective:

Long-term capital appreciation

Investment Focus:

Equity securities of the nation’s smallest publicly traded companies

Benchmark:

Russell 2000 Growth Index

Objective

The Fund’s objective is to achieve long-term capital appreciation.

Principal Investment Strategies

The Fund invests in stocks of U.S. micro-cap companies. These companies have market capitalizations that, at the time of initial purchase, place them among the smallest 5%, measured based on market capitalization, of companies listed on U.S. exchanges or over-the-counter. As of September 30, 2004, the market capitalizations of these companies ranged from $10 million to $781 million.

Normally, the Fund will invest at least 80% of its total assets in U.S. micro-cap stocks. The Fund’s policy of investing 80% of its total assets in U.S. micro-cap stocks may be changed only upon 60 days written notice to shareholders. The Fund’s subadvisor is committed to keeping a micro-cap focus for the overall portfolio, but is not obligated to sell a security that has appreciated beyond the micro-cap capitalization range.

The Fund’s subadvisor seeks to identify companies early in their growth cycle. Emphasis is placed on those companies possessing a variety of characteristics, such as a leading market position, an entrepreneurial management team, and a focused business plan. It may also consider companies whose growth potential has been enhanced by products, market opportunities, or new management. To select stocks, the Fund’s subadvisor:

•	Focuses on business sectors where they believe the level of innovation is greatest, such as technology, health care, consumer and services.

•	Uses fundamental analysis to identify small, relatively unknown companies that exhibit to potential to become much larger and more successful.

•	Meets with corporate managers to discuss business plans and strategies.

The Fund’s subadvisor will normally sell a security when the company’s fundamentals begin to deteriorate or its stock has become overvalued. Based on their judgment, they may sell some or all of a position to adjust a stock’s overall weighting in the portfolio.

Risks

The Fund is designed for investors who are willing to accept the risks of investing in micro-cap companies. These risks may include a relatively short earnings history, competitive conditions, less publicly available corporate information, and a reliance on a limited number of products.

Since these companies may still be dominated by their founder, they may lack depth of managerial talent.

Securities of these companies may have limited market liquidity (due, for example, to low trading volume), and may be subject to more abrupt or erratic market movements than larger companies.

The stocks of many micro-cap companies are traded on the over-the-counter (OTC) market rather than on the New York or American Stock Exchanges. Sometimes buyers and sellers of these stocks are difficult to find. As a result, the value of the Fund’s investments and its shares may also be subject to rapid and significant price changes.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

26	Managers Investment Group

Summary of the Funds	Managers Fremont Institutional Micro-Cap Fund

Should I invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity to invest in the smallest U.S. stocks for their accelerated growth potential.

•	Seek long-term growth of capital.

•	Are willing to accept the volatility associated with the smallest U.S. stocks.

This Fund may not be suitable if you:

•	Are seeking stability of principal.

•	Are investing with a shorter time horizon in mind.

•	Are uncomfortable with stock market risk.

•	Are seeking current income.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our Web site at www.managersinvest.com.

Portfolio Management of the Fund

The Fund is managed by subadvisor Kern Capital Management LLC (“KCM”). KCM, located at 114 W. 47th Street, Suite 1926, New York, New York 10036, was founded in 1997 by Robert E. Kern Jr., CEO and David G. Kern, President. As of December 31, 2004, KCM managed approximately $1.8 billion in assets.

Bob Kern is the lead Portfolio Manager of the Fund and has served as such for the Predecessor Fremont Fund since its inception in 1994. Bob Kern, who co-founded Kern Capital Management in 1997, is the Portfolio Manager for Kern Capital Management’s micro-cap portfolios and is Senior Investment Manager responsible for investments in technology (semiconductor), capital goods and service companies. The Fund is co-managed by David Kern, CFA, who is the Portfolio Manager for Kern Capital Management’s small-cap portfolios and is Senior Investment Manager responsible for investments in healthcare, technology (software) and service companies. Prior to co-founding Kern Capital Management with Bob Kern in 1997, David Kern was vice president at Founders Asset Management, where he was the portfolio manager of the Founders Discovery Fund from 1995 to 1997. The Fund’s three Senior Investment Managers (Bob Kern, David Kern, and Gregory A. Weaver, CFA) are responsible for investment research and selection of individual portfolio investments within their respective sectors of expertise. Greg Weaver, Senior Vice President, joined KCM in 1997 as senior research analyst and became a Senior Investment Manager for the Fund in 2001.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 1.00% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to KCM.

The Investment Manager has contractually agreed, through at least March 1, 2006, to waive management fees to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.35% of the Fund’s net asset value, provided that the amount of fees waived will not exceed 1.35% of the Fund’s net asset value. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.35% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Managers Investment Group	27

Summary of the Funds

MANAGERS REAL ESTATE SECURITIES FUND

FUND FACTS

Objective:

Combination of income and long-term capital appreciation

Investment Focus:

Stocks of companies principally engaged in the real estate industry

Benchmark:

Dow Jones Wilshire REIT Index

Objective

The Fund’s objective is to achieve a combination of income and long-term capital appreciation.

Principal Investment Strategies

The Fund invests in stocks of companies principally engaged (derive at least 50% of their revenue or have at least 50% of their assets) in the real estate industry, including Real Estate Investment Trusts (REITs). Normally, the Fund will invest at least 80% of its total assets in these types of companies of all sizes. The Fund’s policy of investing 80% of its total assets in companies principally engaged in the real estate industry may be changed only upon 60 days written notice to shareholders.

The Fund’s subadvisor believes that the commercial real estate industry is in the early stages of a major transformation. Many privately held real estate empires are being replaced by financially strong, well-managed, publicly traded companies which own and operate commercial property throughout the U.S.

In seeking to achieve the Fund’s objective, the Fund’s subadvisor carefully:

•	Monitors factors such as real estate trends and industry fundamentals of the different real estate sectors including office, apartment, retail, hotel and industrial.

•	Selects stocks by evaluating each company’s real estate value, quality of its assets, and management record for improving earnings and increasing asset value relative to other publicly traded real estate companies.

The Fund’s subadvisor will normally sell a stock when it appreciates to a premium relative to other real estate companies, or the anticipated return is not sufficient compared with the risk of continued ownership.

Risks

Since the Fund invests in stocks issued by real estate companies, investors are subject to the risk that the real estate sector of the market, as well as the overall stock market, could decline.

There is also the risk that real estate stocks could be adversely affected by events such as rising interest rates or changes in income tax regulations. The Fund may invest in small capitalization REITs that can change rapidly in price.

As a non-diversified fund, the Fund may make larger investments in individual companies. Therefore, the Fund’s share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

Should I invest in this Fund?

This Fund may be suitable if you:

•	Are a stock and bond investor who would like to further diversify your portfolio.

•	Seek income and long-term capital growth from a portfolio of real estate stocks.

•	Have an investment time horizon of five years or more.

This Fund may not be suitable if you:

•	Are uncomfortable with the idea of investing in a non-diversified fund.

28	Managers Investment Group

Summary of the Funds	Managers Real Estate Securities Fund

•	Are investing with a shorter time horizon in mind.

•	Are seeking stability of principal.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our Web site at www.managersinvest.com.

Portfolio Management of the Fund

The Fund is managed by subadvisor Urdang Securities Management, Inc. (“Urdang”). Urdang, located at 630 West Germantown Pike, Suite 321, Plymouth Meeting, Pennsylvania 19462, was formed in 1995 to focus exclusively on opportunities in the real estate securities market, including publicly traded REITs. As of December 31, 2004, Urdang managed approximately $1.15 billion in public real estate securities in separate accounts.

The Fund is co-managed by Todd Briddell, CFA, Dean Frankel, CFA and Peter Zabierek. Mr. Briddell is a Managing Director of Real Estate Securities and serves as Portfolio Manager to the Fund. He co-founded Urdang Securities Management in 1995 and has 13 years of real estate industry experience. Mr. Frankel joined the firm in 1997 and is a Vice President and Senior Securities Analyst. He manages the firm’s proprietary research effort and oversees the firm’s trading activities. Mr. Zabierek is a Vice President and Senior Research Analyst. Prior to joining Urdang in 2003, he was employed by Morgan Stanley as a senior equity research associate from 2002. From 1998 through 2001, Mr. Zabierek was an associate for Salomon Smith Barney in its Real Estate Investment Banking division.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.85% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to Urdang.

The Investment Manager has contractually agreed, through at least March 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 1.50% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 1.50% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Managers Investment Group	29

Summary of the Funds

MANAGERS FREMONT BOND FUND

FUND FACTS

Objective:

Maximize total return consistent with the preservation of capital

Investment Focus:

Debt instruments

Benchmark:

Lehman Brothers Aggregate Bond Index

Objective

The Fund’s objective is to maximize total return consistent with the preservation of capital.

Principal Investment Strategies

The Fund invests in debt instruments such as corporate, mortgage-backed, international and government bonds. Normally, the Fund will invest at least 80% of its total assets (including borrowings for investment purposes) in these types of instruments. The Fund’s policy of investing 80% of its total assets in these types of instruments may be changed only upon 60 days written notice to shareholders. The Fund may also invest in derivatives such as options, futures, contracts or swap agreements.

In its effort to provide consistently attractive returns, the Fund’s subadvisor:

•	Focuses on three- to five-year economic, demographic and political forecasts to identify long-term interest rate trends.

•	Annually updates its long-term outlook by determining a general maturity/duration range for the portfolio in relation to the market.

•	Manages duration to help control risk. The Fund seeks to maintain an average duration of three to six years.

•	Invests primarily in securities rated investment grade (Baa/BBB or better) by Moody’s or Standard & Poor’s, or those of comparable quality.

The Fund’s subadvisor will normally sell a security when it no longer represents good value, when more attractive risk/return potential exists in an alternative position, or when the security no longer fits with the strategy of the portfolio.

Risks

The Fund is designed for investors who are willing to accept the risks of investing in corporate, mortgage-backed, and government bonds. The Fund’s investments are subject to the following risks:

•	Interest Rate Risk – Bonds are subject to changes in value resulting from changes in interest rates. Generally, as interest rates rise, the value of a bond will fall. Interest rate changes normally have a greater effect on prices of long-term bonds than short-term bonds.

•	Credit Risk – The bond issuer may be unable to make timely interest or principal payments. This credit risk also extends to bonds issued by foreign governments.

•	Foreign Securities Risk – Investments in foreign securities are subject to additional risks such as changing market conditions, economic and political instability, and currency exchange rate fluctuations.

•	Currency Risk – A Fund’s portfolio may be affected by a change in the rate of exchange from local currencies to U.S. dollars.

•	Prepayment Risk – If the principal amount of a mortgage-backed or other asset-backed security is paid off early, the Fund may not be able to reinvest the proceeds at a comparable interest rate.

•	Derivatives Risk – The risk that investments in derivatives, which are financial contracts whose value depends on, or are derived from, the value of an underlying asset, interest rate or index, will involve costs, the risk of mispricing or improper valuation and may result in losses or have the effect of accelerating the recognition of gain.

•	Intelligence Risk – A term created by Managers Investment Group LLC to describe the risks taken by mutual fund investors in hiring professional asset managers to manage assets.

Changes in interest rates, the credit-worthiness of the bond issuers, and economic conditions may lower the value of individual bonds or the entire bond portfolio. From time to time it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds.

There is the risk that you may lose money on your investment.

30	Managers Investment Group

Summary of the Funds	Managers Fremont Bond Fund

Should I invest in this Fund?

This Fund may be suitable if you:

•	Are seeking an opportunity to invest in intermediate-term bonds from around the world.

•	Seek monthly income and moderate investment risk.

•	Have an investment time horizon of three years or more.

This Fund may not be suitable if you:

•	Are seeking stability of principal.

•	Are seeking a conservative risk investment.

•	Are uncomfortable with the risks of investing in corporate, mortgage-backed, and government bonds.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our Web site at www.managersinvestcom.

Portfolio Management of the Fund

The Fund is managed by subadvisor Pacific Investment Management Company, LLC (“PIMCO”), located at 840 Newport Center Drive, Newport Beach, California 92660. William H. Gross, Portfolio Manager of the Fund since March 1994, is a founder and Managing Director of PIMCO. Mr. Gross has over 30 years of professional fixed-income investment experience. In addition to serving as subadvisor to the Fund, PIMCO managed over $445 billion in fixed-income investments for institutional clients as of December 31, 2004.

Since February 2004, PIMCO and certain of its affiliated persons have been named as defendants in a total of 14 lawsuits filed in one of the following: U.S. District Court in the Southern District of New York, the Central District of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern “market timing,” and they have been transferred to and consolidated for pretrial proceedings in the U.S. District Court for the District of Maryland; the remaining four lawsuits concern “revenue sharing” with brokers offering “shelf space” and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of certain mutual funds affiliated with PIMCO (the “PIMCO Funds”) during specified periods or as derivative actions on behalf of the PIMCO Funds. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. PIMCO and its officers believe that other similar lawsuits may be filed in federal or state courts naming PIMCO and/or one or more of its affiliates. On June 1, 2004, the Attorney General of the State of New Jersey announced that it had entered into a settlement agreement (the “New Jersey Settlement”) with certain affiliated persons of PIMCO and dismissed the state’s complaint against PIMCO. Under Section 9(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), if the New Jersey Settlement or any of the lawsuits described above were to result in a court injunction against any of its affiliated persons, PIMCO could, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser to any registered investment company, including the Fund. In connection with an inquiry from the SEC concerning the status of the New Jersey Settlement under Section 9(a), PIMCO and certain of its affiliates (together, the “Applicants”) have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act. The SEC has granted the Applicants a temporary exemption from the provisions of Section 9(a) with respect to the New Jersey Settlement until the earlier of (i) September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. Managers Investment Group LLC is monitoring these matters and will recommend a successor subadvisor to the Board of Trustees in the event PIMCO can no longer serve as the Fund’s subadvisor.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.40% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to PIMCO.

The Investment Manager has contractually agreed, through at least March 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 0.60% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 0.60% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Managers Investment Group	31

Summary of the Funds

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

FUND FACTS

Objective:

Income free from both Federal income taxes and California state income taxes, including alternative minimum tax

Investment Focus:

High quality intermediate-term California municipal bonds

Benchmark:

Lehman Brothers 5-Year Municipal Bond Index

Objective

The Fund’s objective is to achieve income free from Federal income taxes and California state income taxes, including alternative minimum tax.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in intermediate-term California municipal bonds that are free from both Federal and California state income taxes, including alternative minimum tax. This policy may be changed only upon 60 days written notice to shareholders. The Fund is intended for investment by California residents. The Fund’s securities will have a quality rating comparable to the four highest ratings categories of Moody’s or Standard & Poor’s. The dollar-weighted average maturity of these intermediate-term securities is normally 3 to 10 years.

The Fund’s subadvisor seeks to achieve the Fund’s objective by:

•	Identifying interest rate trends and shortening duration when interest rates are rising, and lengthening it when interest rates are coming down.

•	Focusing on those market sectors and individual securities believed to be undervalued. The Fund’s subadvisor may sell a security when it determines the security is overvalued, or to change the structure of the portfolio.

Although the Managers California Intermediate Tax-Free Fund is structured as a non-diversified fund, it is likely that most of the time the portfolio will be diversified.

Risks

The Fund is designed for investors who are California residents. Since the Fund concentrates its investments in California municipal securities, the value of an investment will be affected by factors that impact the California economy or its political, geographic and demographic conditions. The value of individual bonds or the entire portfolio may be adversely impacted by changes that impact the ability of the state or local governments to impose taxes or authorize spending.

Changes in interest rates or the creditworthiness of individual bond issuers may also depress the value of individual bonds or the entire bond portfolio. Generally, when interest rates rise, the value of a bond will fall. Occasionally it may be difficult to sell certain bonds in a timely manner and this could negatively impact the price of those bonds. Interest rate changes normally have a greater effect on prices of long-term bonds than short-term bonds.

As a non-diversified fund, the Fund may make larger investments in individual bond issuers or in issues of a single governmental unit. Therefore, the Fund’s share price may fluctuate more than the share price of a diversified fund. Also, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

Distributions of capital gains and other taxable income will be subject to tax under the California personal income tax. Corporations subject to the California corporation franchise tax will generally be subject to tax on all distributions of income from the Fund.

There is the risk that you may lose money on your investment.

From time to time, the Fund may invest a portion of its assets in money market securities as a temporary defensive measure. Of course, the Fund cannot pursue its stated investment objective while taking these defensive measures.

32	Managers Investment Group

Summary of the Funds	Managers California Intermediate Tax-Free Fund

Should I invest in this Fund?

This Fund may be suitable if you:

•	Are interested in the income potential of California municipal bonds.

•	Are a California resident seeking monthly income that is free of Federal and California state income taxes.

•	Have an investment time horizon of three years or more.

This Fund may not be suitable if you:

•	Are not a California resident.

•	Are uncomfortable with the fact that the value of your investment will be affected by factors that impact the California economy or its political, geographic and demographic conditions.

•	Are uncomfortable with the idea of investing in a non-diversified fund.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our Web site at www.managersinvest.com.

Portfolio Management of the Fund

The Fund’s assets are currently managed by Evergreen Investment Management Company, LLC (“Evergreen”). Evergreen, located at 401 S. Tryon Street, Mail Code NC0969, Charlotte, North Carolina 28288, is a subsidiary of Wachovia Corporation. Evergreen has been managing mutual funds and private accounts since 1932 and, as of December 31, 2004, managed more than $569 billion in assets.

The Fund is managed by Michael Pietronico, Managing Director. Mr. Pietronico was a portfolio manager of OFFITBANK from 1995 through 2002. Effective January 1, 2003, OFFITBANK was merged into Wachovia Bank and the Offit Investment Group became part of Evergreen. Mr. Pietronico is a member of the Evergreen Municipal Team and has 18 years of investment management experience.

The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.40% of the average daily net assets of the Fund for the first $25 million of assets under management, 0.35% for the next $25 million, 0.30% for the next $50 million, 0.25% for the next $50 million, and 0.20% on amounts in excess of $150 million. The Investment Manager, in turn, pays a portion of this fee to Evergreen.

The Investment Manager has contractually agreed, through at least March 1, 2006, to waive fees and pay or reimburse the Fund to the extent total expenses (exclusive of brokerage, interest, taxes and extraordinary expenses) of the Fund exceed 0.55% of the Fund’s average daily net assets. The Fund is obligated to repay the Investment Manager such amounts waived, paid or reimbursed in future years provided that the repayment occurs within three (3) years after the waiver or reimbursement and that such repayment would not cause the Fund’s expenses in any such future year to exceed 0.55% of the Fund’s average daily net assets. In addition to any other waiver or reimbursement agreed to by the Investment Manager, an asset manager from time to time may waive all or a portion of its fee. In such an event, the Investment Manager will, subject to certain conditions, waive an equal amount of the Management Fee.

Managers Investment Group	33

Summary of the Funds

FREMONT MONEY MARKET FUND

FUND FACTS

Objective:

Maximize current income consistent with the preservation of capital and liquidity

Investment Focus:

High quality short-term money market instruments

Benchmark:

Money Fund Report Averages/First Tier

Objective

The Fund’s objective is to maximize current income, consistent with the preservation of capital and liquidity.

Principal Investment Strategies

The Fund invests primarily in high quality short-term money market instruments with maturities of 397 days or less and which are rated in the top rating category by at least two nationally recognized statistical rating organizations.

The Fund’s advisor, Managers Investment Group LLC, believes it can deliver consistently superior performance by conducting independent research, managing maturities, and careful trading. As it seeks to meet its objective, the Fund’s advisor attempts to:

•	Determine short-term interest rate trends.

•	Identify opportunities presented by companies offering higher yields than similarly rated firms.

•	Adjust average portfolio maturity to take advantage of interest rate forecasts. Generally, average maturity is shortened if interest rates are projected to trend higher and lengthened if interest rates are projected to fall.

The Fund’s advisor bases purchase decisions on maturity relative to portfolio target and current yield, and will sell a security if more attractive alternatives are identified.

Risks

An investment in the Fremont Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although the Fund seeks to preserve the net asset value at $1.00 per share, it is possible to lose money by investing in the Fund.

Should I invest in this Fund?

This Fund may be suitable if you:

•	Are seeking monthly income and minimal investment risk. Please note that while the Fund seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Fund will be able to do so.

•	Want to preserve capital by investing in short-term money market securities.

This Fund may not be suitable if you:

•	Are seeking a moderate or high risk investment.

•	Are investing with a longer time horizon in mind.

Portfolio Holdings

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”) and on our Web site at www.managersinvest.com.

Portfolio Management of the Fund

The Fremont Money Market Fund is managed by Managers Investment Group LLC. The Fund is obligated by its investment management contract to pay an annual management fee to the Investment Manager of 0.30% of the average daily net assets of the Fund for the first $50 million of assets under management and of 0.20% of the average daily net assets of the Fund for assets under management in excess of $50 million.

34	Managers Investment Group

Summary of the Funds	Fremont Money Market Fund

Administrative Services

The Investment Manager also provides administrative services to the Funds, including:

•	Supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date;

•	Supervising the preparation and filing of documents as required by state and Federal regulatory agencies; and

•	Management and oversight of all third-party service providers.

As compensation for these services, the Investment Manager receives an administrative fee of 0.25% (0.15% with respect to Fremont Money Market Fund) per annum of the average daily net assets of each Fund.

Managers Investment Group	35

Additional Practices/Risks

ADDITIONAL PRACTICES/RISKS

Other Securities and Investment Practices

The following is a description of some of the other securities and investment practices of the Funds.

Restricted and Illiquid Securities – Each Fund may purchase restricted or illiquid securities. Any securities that are thinly traded or whose resale is restricted can be difficult to sell at a desired time and price. Some of these securities are new and complex and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets. Owning a large percentage of restricted or illiquid securities could hamper a Fund’s ability to raise cash to meet redemptions. Also, because there may not be an established market price for these securities, a Fund may have to estimate their value. This means that their valuation (and, to a much smaller extent, the valuation of the Fund) may have a subjective element.

Repurchase Agreements – Each Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

Foreign Securities – Each Fund that focuses on U.S. investments may also purchase foreign securities. To the extent of any such investments, those Funds will be subject to the risks of foreign investing, although not to the extent of Managers Fremont Global Fund and Managers International Growth Fund, for which these risks are principal risks discussed in the Risk/Return Summary. Foreign securities generally are more volatile than their U.S. counterparts, in part because of higher political and economic risks, lack of reliable information and fluctuations in currency exchange rates. These risks are usually higher in less developed countries.

In addition, foreign securities may be more difficult to resell and the markets for them less efficient than for comparable U.S. securities. Even where a foreign security increases in price in its local currency, the appreciation may be diluted by the negative effect of exchange rates when the security’s value is converted to U.S. dollars. Foreign withholding taxes also may apply and errors and delays may occur in the settlement process for foreign securities.

International Exposure – Many U.S. companies in which any of the Funds may invest generate significant revenues and earnings from abroad. As a result, these companies and the prices of their securities may be affected by weaknesses in global and regional economies and the relative value of foreign currencies to the U.S. dollar. These factors, taken as a whole, may adversely affect the price of the Funds’ shares.

Initial Public Offerings – Each Fund may invest in initial public offerings. To the extent that it does so, the performance of the Fund may be significantly affected by such investments.

Derivatives – The Managers Fremont Bond Fund may invest in derivatives. Derivatives, a category that includes options and futures, are financial instruments whose value derives from another security, an index or a currency. The Fund may use derivatives for hedging (attempting to offset a potential loss in one position by establishing an interest in an opposite position) or to attempt to increase return. This includes the use of currency-based derivatives for speculation (investing for potential income or capital gain). While hedging can guard against potential risks, it adds to the Fund’s expenses and can eliminate some opportunities for gains. There is also a risk that a derivative intended as a hedge may not perform as expected. The Fund is not obligated to hedge and there is no guarantee that the Fund will hedge any of its positions. The main risk with derivatives is that some types can amplify

36	Managers Investment Group

Additional Practices/Risks

a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative. With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

The Managers Fremont Bond Fund’s use of derivative instruments involves risks that may be greater than the risks associated with investing directly in securities and other traditional investments. The Fund could lose more than the principal amount invested in a derivative instrument.

High-Yield Bonds – Each Fund may invest a limited portion of its total assets in high-yield bonds, frequently referred to as “junk bonds.” High-yield bonds are debt securities rated below BBB by Standard & Poor’s Corporation or Baa3 by Moody’s Investors Services, Inc. (or a similar rating by any nationally recognized statistical rating organization). To the extent that a Fund invests in high-yield bonds, it takes on certain risks:

•	the risk of a bond’s issuer defaulting on principal or interest payments is greater than on higher quality bonds; and

•	issuers of high-yield bonds are less secure financially and are more likely to be hurt by interest rate increases and declines in the health of the issuer or the economy.

When-Issued Securities – Each Fund may invest in securities prior to their date of issue. These securities could fall in value by the time they are actually issued, which may be any time from a few days to over a year.

Zero-Coupon Bonds – Each Fund may invest in bonds in which no periodic coupon is paid over the life of the contract. Instead, both the principal and the interest are paid at the maturity date.

U.S. Government Securities – Managers Fremont Global Fund, Managers Fremont Bond Fund and Fremont Money Market Fund may invest in U.S. Government Securities. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Principal Risk Factors in the Risk/Return Summary detail the principal risks of investing in the Funds. The following are descriptions of some of the additional risks that the asset managers of the Funds may take to earn investment returns. This is not a comprehensive list and the risks discussed below are only certain of the risks to which your investments are exposed.

Prepayment Risk

Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

Reinvestment Risk

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. Purchasers of a 30-year, 8% coupon bond can be reasonably assured that they will receive an 8% return on their original capital, but unless they can reinvest all of the interest receipts at or above 8%, the total return over 30 years will be below 8%. The higher the coupon and prepayment risk, the higher the reinvestment risk.

Here is a good example of how consequences differ for various investors. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

Specific Risk

This is the risk that any particular security will drop in price due to adverse effects on a specific business. Specific risk can be reduced through diversification. It can be measured by calculating how much of a portfolio is concentrated into the few largest holdings and by estimating the individual business risks that these companies face.

An extension of specific risk is Sector Risk. Companies that are in similar businesses may be similarly affected by particular economic or market events. To measure sector risk, one would group the holdings of a portfolio into sectors and observe the amounts invested in each. Again, diversification among industry groups will reduce sector risk but may also dilute potential returns.

Managers Investment Group	37

Additional Practices/Risks

A Few Words About Risk

In the normal course of everyday life, each of us takes risk. What is risk? Risk can be thought of as the likelihood of an event turning out differently than planned and the consequences of that outcome.

If you drive to work each day, you do so with the plan of arriving safely with time to accomplish your tasks. There is a possibility, however, that some unforeseen factor such as bad weather or a careless driver will disrupt your plan. The likelihood of your being delayed or even injured will depend upon a number of factors including the route you take, your driving ability, the type and condition of your vehicle, the geographic location or the time of day.

The consequences of something going wrong can range from a short delay to serious injury or death. If you wanted, you could try to quantitatively estimate the risk of driving to work, which along with your expectations about the benefits of getting to work, will help you determine whether or not you will be willing to drive each day. A person who works in a city may find the risk of driving very high and the relative rewards minimal in that he or she could more easily walk or ride a train. Conversely, a person who works in the country may find the risk of driving minimal and the reward great in that it is the only way he or she could get to work. Fortunately, most people do not need to quantitatively analyze most of their everyday actions.

The point is that everyone takes risks, and subconsciously or otherwise, everyone compares the benefit that they expect from taking risk with the cost of not taking risk to determine their actions. In addition, here are a few principles from this example which are applicable to investing as well.

•	Despite statistics, the risks of any action are different for every person and may change as a person’s circumstances change;

•	Everybody’s perception of reward is different; and

•	High risk does not in itself imply high reward.

While higher risk does not imply higher reward, proficient investors demand a higher return when they take higher risks. This is often referred to as the risk premium.

The risk premium for any investment is the extra return, over the available risk-free return that an investor expects for the risk that he or she takes. The risk-free return is a return that one could expect with absolute certainty.

U.S. investors often consider the yield for short-term U.S. Treasury securities to be as close as they can get to a risk-free return since the principal and interest are guaranteed by the U.S. Government. Investors get paid only for taking risks, and successful investors are those who have been able to correctly estimate and diversify the risks to which they expose their portfolios along with the risk premium they expect to earn.

In order to better understand and quantify the risks investors take versus the rewards they expect, investors separate and estimate the individual risks to their portfolio. By diversifying the risks in an investment portfolio, an investor can often lower the overall risk, while maintaining a reasonable return expectation.

FUND CLOSURE

Managers Fremont Micro-Cap Fund

The Managers Fremont Micro-Cap Fund is currently closed to new investors.

Shareholders who owned shares of the Fund when it was closed on November 13, 2002 may continue to purchase additional shares in their existing accounts.

Purchasing Additional Shares

Financial advisors, institutions, intermediaries and other platforms that have existing client assets or accounts in a closed Fund may add to existing client accounts and may open new accounts for existing or new clients.

Fund management may reopen or close either Fund to certain investors in the future.

38	Managers Investment Group

About Your Investment	Financial Highlights

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand each Fund’s financial performance for the past five fiscal years (or since the Fund’s inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions. This information, derived from each Fund’s Financial Statements, has been audited by PricewaterhouseCoopers LLP, whose report is included in each Fund’s Annual Report, which is available upon request.

Managers Investment Group	39

Financial Highlights
For a share of capital stock outstanding throughout each year	About Your Investment

MANAGERS FREMONT GLOBAL FUND

	Year Ended October 31
	2004	2003	2002	2001	2000
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR	$11.17	$9.50	$10.65	$13.52	$14.75

INCOME FROM INVESTMENT OPERATIONS
Net investment income[5]	.18	.27	.15	.24	.39
Net realized and unrealized gain (loss)[5]	.86	1.52	(1.18)	(2.56)	.89

Total income (loss) from investment operations	1.04	1.79	(1.03)	(2.32)	1.28

LESS DISTRIBUTIONS
From net investment income	(.02)	(.10)	(.12)	(.16)	(.54)
From net realized gains	—	—	—	(.36)	(1.97)
Return of capital distribution	—	(.02)	—	(.03)	—

Total distributions	(.02)	(.12)	(.12)	(.55)	(2.51)

NET ASSET VALUE, END OF YEAR	$12.19	$11.17	$9.50	$10.65	$13.52

TOTAL RETURN	9.27%	18.94%	(9.85)%	(17.77)%	8.86%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$238,436	$236,625	$508,214	$602,131	$799,490
Ratio of net expenses to average net assets	1.02%	.95%	.95%	.93%	.90%
Ratio of net investment income to average net assets[5]	1.37%	1.74%	1.43%	1.97%	2.54%
Portfolio turnover rate	56%	73%	104%	173%	112%

MANAGERS INTERNATIONAL GROWTH FUND

	Year Ended October 31
	2004	2003	2002	2001	2000
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR	$7.21	$6.32	$7.50	$12.13	$13.01

INCOME FROM INVESTMENT OPERATIONS
Net investment income	.02	.05	.13	.16	— [3]
Net realized and unrealized gain (loss)	1.07	.94	(1.42)	(3.81)	(.28)

Total income (loss) from investment operations	1.09	.99	(1.29)	(3.65)	(.28)

LESS DISTRIBUTIONS
From net investment income	(.07)	(.11)	— [3]	(.15)	(.02)
From net realized gains	—	—	—	(.83)	(.58)

Total distributions	(.07)	(.11)	— [3]	(.98)	(.60)

REDEMPTION FEE PROCEEDS[4]	— [3]	.01	.11	N/A	N/A

NET ASSET VALUE, END OF YEAR	$8.23	$7.21	$6.32	$7.50	$12.13

TOTAL RETURN[1]	15.20%	16.19%	(15.69)%	(32.21)%	(2.54)%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$51,044	$29,583	$23,086	$45,417	$86,517
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of total expenses to average net assets	1.60%	1.71%	1.99%	1.88%	1.70%
Ratio of net investment income (loss) to average net assets	.56%	.79%	.07%	.07%	(.04)%
Portfolio turnover rate	12%	8%	114%	50%	43%

40	Managers Investment Group

About Your Investment	Financial Highlights
For a share of capital stock outstanding throughout each year

MANAGERS STRUCTURED CORE FUND

	Year Ended October 31
	2004	2003	2002	2001	2000
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR	$10.59	$9.03	$10.90	$15.59	$15.70

INCOME FROM INVESTMENT OPERATIONS
Net investment income	.11	.08	.07	.08	.10
Net realized and unrealized gain (loss)	1.00	1.56	(1.87)	(4.00)	.98

Total income (loss) from investment operations	1.11	1.64	(1.80)	(3.92)	1.08

LESS DISTRIBUTIONS
From net investment income	(.08)	(.08)	(.07)	(.02)	(.11)
From net realized gains	—	—	—	(.75)	(1.08)

Total distributions	(.08)	(.08)	(.07)	(.77)	(1.19)

NET ASSET VALUE, END OF YEAR	$11.62	$10.59	$9.03	$10.90	$15.59

TOTAL RETURN	10.52%	18.37%	(16.65)%	(26.07)%	7.18%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$72,878	$71,265	$63,676	$86,546	$124,030
Ratio of net expenses to average net assets	.79%	.91%	1.01%	.93%	.87%
Ratio of net investment income to average net assets	.97%	.82%	.61%	.61%	.58%
Portfolio turnover rate	106%	169%	74%	69%	68%

MANAGERS SMALL CAP FUND

	Year Ended October 31
	2004	2003	2002	2001	2000
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR	$10.76	$7.66	$11.11	$18.70	$15.74

INCOME FROM INVESTMENT OPERATIONS
Net investment loss	(.15)	(.14)	(.13)	(.07)	(.08)
Net realized and unrealized gain (loss)	.49	3.24	(3.32)	(5.84)	4.42

Total income (loss) from investment operations	.34	3.10	(3.45)	(5.91)	4.34

LESS DISTRIBUTIONS
From net realized gains	—	—	—	(1.68)	(1.38)

Total distributions	—	—	—	(1.68)	(1.38)

NET ASSET VALUE, END OF YEAR	$11.10	$10.76	$7.66	$11.11	$18.70

TOTAL RETURN[1]	3.16%	40.47%	(31.05)%	(33.73)%	27.75%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$54,101	$38,738	$31,563	$46,060	$72,067
Ratio of net expenses to average net assets	1.60%	1.60%	1.56%	1.50%	1.50%
Ratio of total expenses to average net assets	1.63%	1.72%	1.88%	1.89%	1.83%
Ratio of net investment loss to average net assets	(1.43)%	(1.42)%	(1.27)%	(.52)%	(.45)%
Portfolio turnover rate	54%	207%	108%	134%	148%

Managers Investment Group	41

Financial Highlights
For a share of capital stock outstanding throughout each year	About Your Investment

MANAGERS FREMONT MICRO-CAP FUND

	Year Ended October 31
	2004	2003	2002	2001	2000
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR	$28.14	$18.43	$25.22	$34.99	$28.36

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	(.44)	(.33)	(.35)	(.13)	.02
Net realized and unrealized gain (loss)	.16	10.04	(6.44)	(6.69)	13.03

Total income (loss) from investment operations	(.28)	9.71	(6.79)	(6.82)	13.05

LESS DISTRIBUTIONS
From net investment income	—	—	—	—	(.02)
From net realized gains	—	—	—	(2.95)	(6.40)

Total distributions	—	—	—	(2.95)	(6.42)

NET ASSET VALUE, END OF YEAR	$27.86	$28.14	$18.43	$25.22	$34.99

TOTAL RETURN	(1.00)%	52.69%	(26.92)%	(20.05)%	46.07%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$490,527	$573,677	$401,068	$600,259	$825,973
Ratio of net expenses to average net assets	1.62%	1.64%	1.61%	1.60%	1.57%
Ratio of net investment income (loss) to average net assets	(1.41)%	(1.47)%	(1.33)%	(.47)%	.06%
Portfolio turnover rate	83%	105%	68%	90%	117%

MANAGERS FREMONT INSTITUTIONAL MICRO-CAP FUND

	Year Ended October 31
	2004	2003	2002	2001	2000
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR	$14.52	$9.50	$12.98	$17.37	$13.68

INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)	(.17)	(.13)	(.11)	(.01)	.06
Net realized and unrealized gain (loss)	.14	5.15	(3.37)	(3.08)	8.19

Total income (loss) from investment operations	(.03)	5.02	(3.48)	(3.09)	8.25

LESS DISTRIBUTIONS
From net investment income	—	—	—	—	(.06)
From net realized gains	—	—	—	(1.30)	(4.50)

Total distributions	—	—	—	(1.30)	(4.56)

NET ASSET VALUE, END OF YEAR	$14.49	$14.52	$9.50	$12.98	$17.37

TOTAL RETURN	(.21)%	52.84%	(26.81)%[1]	(18.13)%[1]	60.36%[1]

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$358,011	$391,662	$253,297	$286,408	$241,654
Ratio of net expenses to average net assets	1.30%	1.30%	1.29%	1.25%	1.25%
Ratio of total expenses to average net assets	1.30%	1.30%	1.29%	1.31%	1.24%
Ratio of net investment income (loss) to average net assets	(1.09)%	(1.12)%	(.96)%	(.06)%	.30%
Portfolio turnover rate	87%	119%	64%	85%	123%

42	Managers Investment Group

Financial Highlights

About Your Investment	For a share of capital stock outstanding throughout each year

MANAGERS REAL ESTATE SECURITIES FUND

	Year Ended October 31
	2004	2003	2002	2001	2000
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR	$10.09	$8.12	$8.22	$7.79	$7.51

INCOME FROM INVESTMENT OPERATIONS
Net investment income	.30	.46	.39	.21	.43
Net realized and unrealized gain (loss)	2.66	2.10	(.11)	.61	.35

Total income from investment operations	2.96	2.56	.28	.82	.78

LESS DISTRIBUTIONS
From net investment income	(.30)	(.59)	(.38)	(.36)	(.43)
From net realized gains	— [3]	—	—	(.03)	(.07)

Total distributions	(.30)	(.59)	(.38)	(.39)	(.50)

NET ASSET VALUE, END OF YEAR	$12.75	$10.09	$8.12	$8.22	$7.79

TOTAL RETURN[1]	29.56%	32.75%	3.12%	10.43%	10.59%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$28,586	$29,567	$20,181	$18,443	$25,829
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of total expenses to average net assets	1.67%	1.74%	1.62%	2.06%	2.10%
Ratio of net investment income to average net assets	2.68%	4.89%	4.19%	4.14%	5.51%
Portfolio turnover rate	136%	60%	79%	122%	91%

FREMONT BOND FUND

	Year Ended October 31
	2004	2003	2002	2001	2000
SELECTED PER SHARE DATA
For one share outstanding during the period
NET ASSET VALUE, BEGINNING OF PERIOD	$10.43	$10.51	$10.57	$9.73	$9.66

INCOME FROM INVESTMENT OPERATIONS
Net investment income[6]	.24	.27	.41	.54	.61
Net realized and unrealized gain[6]	.42	.36	.13	.95	.15

Total income from investment operations	.66	.63	.54	1.49	.76

LESS DISTRIBUTIONS
From net investment income	(.25)	(.37)	(.47)	(.53)	(.69)
From net realized gains	(.05)	(.34)	(.13)	(.12)	—

Total distributions	(.30)	(.71)	(.60)	(.65)	(.69)

NET ASSET VALUE, END OF PERIOD	$10.79	$10.43	$10.51	$10.57	$9.73

TOTAL RETURN[1]	6.45%	6.20%	5.43%	15.79%	8.33%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$852,799	$852,076	$1,150,534	$921,323	$227,450
Ratio of net expenses to average net assets[2]	.60%	.61%	.59%	.57%	1.83%[2]
Ratio of total expenses to average net assets[2]	.69%	.66%	.64%	.63%	1.90%
Ratio of net investment income to average net assets[6]	2.24%	2.81%	3.75%	4.90%	6.44%
Portfolio turnover rate	113%	85%	81%	160%	176%

Managers Investment Group	43

Financial Highlights
For a share of capital stock outstanding throughout each year	About Your Investment

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

	Year Ended October 31
	2004	2003	2002	2001	2000
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR	$11.08	$11.08	$11.16	$10.87	$10.67

INCOME FROM INVESTMENT OPERATIONS
Net investment income	.40	.41	.48	.51	.50
Net realized and unrealized gain (loss)	.28	.07	(.08)	.29	.21

Total income from investment operations	.68	.48	.40	.80	.71

LESS DISTRIBUTIONS
From net investment income	(.40)	(.41)	(.48)	(.51)	(.51)
From net realized gains	(.19)	(.07)	—	—	— [4]

Total distributions	(.59)	(.48)	(.48)	(.51)	(.51)

NET ASSET VALUE, END OF YEAR	$11.17	$11.08	$11.08	$11.16	$10.87

TOTAL RETURN[1]	6.39%	4.46%	3.65%	7.49%	6.78%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$50,784	$59,012	$60,570	$65,153	$62,800
Ratio of net expenses to average net assets	.55%	.55%	.53%	.49%	.49%
Ratio of gross expenses to average net assets	.74%	.69%	.67%	.69%	.70%
Ratio of net investment income to average net assets	3.63%	3.72%	4.32%	4.57%	4.70%
Portfolio turnover rate	66%	116%	22%	6%	13%

FREMONT MONEY MARKET FUND

	Year Ended October 31
	2004	2003	2002	2001	2000
SELECTED PER SHARE DATA

NET ASSET VALUE, BEGINNING OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income	.01	.01	.02	.05	.06

Total income from investment operations	.01	.01	.02	.05	.06

LESS DISTRIBUTIONS
From net investment income	(.01)	(.01)	(.02)	(.05)	(.06)

Total distributions	(.01)	(.01)	(.02)	(.05)	(.06)

NET ASSET VALUE, END OF YEAR	$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN	.84%	.93%	1.77%	4.67%	5.99%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$631,357	$701,587	$870,105	$777,523	$707,992
Ratio of expenses to average net assets	.43%	.42%	.42%	.42%	.42%
Ratio of net investment income to average net assets	.83%	.95%	1.75%	4.54%	5.80%

44	Managers Investment Group

Financial Highlights

About Your Investment	For a share of capital stock outstanding throughout each year

The following notes should be read in conjunction with the Financial Highlights of the Funds presented on the preceding pages.

[1]	Total return would have been lower had the Advisor not waived and/or reimbursed expenses. Total return is not annualized for periods less than one year.

[2]	Ratio of net expenses to average net assets excluding interest expense is 0.62%.

[3]	Less than $0.01 per share.

[4]	Redemption fee instituted on April 19, 2002.

[5]	Indicates a period in which, as a result of a change in generally accepted accounting principles, the Fund has reclassified periodic payments made or received under certain derivative instruments, which were previously included within income, to a component of realized gain (loss) in the Statement of Operations. The effect of this reclassification was an increase (reduction) to the net investment income ratio, the net investment income per share and the net realized and unrealized gain (loss) per share for the following years ending October 31st:

	2004		2003		2002		2001	2000
Global Fund
Ratio of net investment income	(.02)%		(.01)%		0.00%[3]		0.00%	0.00%
Net investment income per share	$0.00	[3]	$0.00	[3]	$0.00	[3]	$0.00	$0.00
Net realized and unrealized gain (loss) per share	$0.00	[3]	$0.00	[3]	$0.00	[3]	$0.00	$0.00

Bond Fund
Ratio of net investment income	0.00%[3]		0.01%		0.00%[3]		0.00%	0.00%
Net investment income per share	$0.00	[3]	$0.00	[3]	$0.00	[3]	$0.00	$0.00
Net realized and unrealized gain (loss) per share	$0.00		$0.00	[3]	$0.00	[3]	$0.00	$0.00

Managers Investment Group	45

Your Account	About Your Investment

YOUR ACCOUNT

As an investor, you pay no sales charges to invest in the Funds and you pay no charges to transfer within the Managers Funds Family of Funds or even to redeem out of a Fund. The price at which you purchase and redeem your shares is equal to the net asset value per share (NAV) next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV is equal to the Fund’s net worth (assets minus liabilities) divided by the number of shares outstanding. A Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Purchase orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also receive that day’s offering price provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations which have entered into special arrangements with the Fund will also be redeemed at the net asset value computed that day provided the orders the processing organization transmits to the Fund were received in proper form by the processing organization before 4:00 p.m.

The Fremont Money Market Fund values its assets based on an amortized cost method which approximates value. This method is not affected by changes in the market.

Fair Value Policy

Each Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Fund. Under certain circumstances, a Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Fund. The Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Fund calculates its NAV, (3) the Investment Manager determines that a market quotation is inaccurate, or (4) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV. For Managers Fremont Global Fund and Managers International Growth Fund, portfolio securities that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Managers relies upon recommendations of a third party fair valuation service in adjusting the prices of such foreign portfolio securities.

A security valued on the basis of an evaluation of its fair value may be valued at a price higher or lower than available market quotations. A security’s valuation may differ depending on the method used and the factors considered in determining value pursuant to the Fund’s fair value procedures.

Frequent Trading Policy

The Board of Trustees of the Trust has adopted policies and procedures (other than with respect to Fremont Money Market Fund, as discussed below) reasonably designed to prevent frequent trading in shares of the Funds, commonly referred to as “market timing,” because such activities may be disruptive to the management of the Funds’ portfolios and may increase Fund expenses and negatively impact the Funds’ performance. Managers Fremont Global Fund and Managers International Growth Fund may be subject to additional risks of frequent trading activities because of the potential for time-zone arbitrage relating to the foreign portfolio securities held by these Funds. As described previously, the Funds have adopted fair value procedures to minimize these risks. Managers Small Cap Fund, Managers Fremont Micro-Cap Fund, and Managers Fremont Institutional Micro-Cap Fund may be subject to additional risks of frequent trading activities because the securities in which these Funds invest tend to be less liquid and their prices more volatile than the securities of larger capitalization companies. As a result, these Funds may be targets for investors that seek to capitalize on price arbitrage opportunities. In an effort to prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Funds’ transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Funds Family of Funds, it will then review the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager will also notify the Funds’ transfer agent of any of these restrictions and will keep the Board of Trustees informed periodically

46	Managers Investment Group

About Your Investment	Your Account

regarding the implementation of these frequent trading policies and procedures. The Funds reserve the right to refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may be harmful to the Funds and their respective shareholders. Sales or exchanges of shares of Managers International Growth Fund may be subject to a redemption fee, as discussed under “Redemption Fees”. Transactions accepted by a financial intermediary in violation of a Fund’s frequent trading policies are not deemed accepted by the Fund and may be rejected by the Fund on the next business day following receipt by the financial intermediary.

Although the Fund will use reasonable efforts to prevent market timing activities in the Fund, there can be no assurances that these efforts will be successful. For example, although the Fund seeks to apply these policies and procedures uniformly to all accounts, the Fund receives certain purchase, exchange and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund, and as a result the Fund’s ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the willingness of such intermediaries to monitor for these activities.

The Board of Trustees has chosen not to adopt a policy restricting frequent trading in shares of Fremont Money Market Fund. The liquidity and short average maturity of the securities in which the Fund invests make it unlikely that the Fund or its shareholders will be harmed by frequent trading.

Minimum Investments in the Funds

Cash investments in the Funds must be in U.S. dollars. “Starter” checks will not be accepted for the initial investment in the Funds or for any additional investment amounts.

The following table provides the minimum initial and additional investments in any Fund (with the exception of the Managers Fremont Institutional Micro-Cap Fund) directly.

The Funds or the Distributor may, in their discretion, waive the minimum initial or additional investment amounts at any time.

If you invest through a third-party such as a bank, broker-dealer or other financial intermediary rather than directly with the Funds, the policies, fees and minimum investment amounts may be different than those described in this Prospectus. The Funds may also participate in programs with many national brokerage firms which limit the transaction fees for the shareholder, and may pay fees to these firms for participation in these programs.

A Traditional IRA is an individual retirement account. Contributions may be deductible at certain income levels and earnings are tax-deferred while your withdrawals and distributions are taxable in the year that they are made.

A Roth IRA is an IRA with non-deductible contributions and tax-free growth of assets and distributions. The account must be held for five years and certain other conditions must be met in order to qualify.

An Education Savings Account is an account with non-deductible contributions and tax-free growth of assets and distributions. The account must be used to pay qualified educational expenses. (Also known as a Coverdell Education Savings Account).

A SEP IRA is an IRA that allows employers or the self-employed to make contributions to an employee’s account.

A SIMPLE IRA is an employer plan and a series of IRAs that allows contributions by or for employees.

You should consult your tax professional for more information on IRA accounts.

Managers Funds (except Managers Fremont Institutional Micro-Cap Fund

	Initial Investment	Additional Investment
Regular Account	$2,000	$100
Traditional IRA	1,000	100
Roth IRA	1,000	100
Education Savings Account	1,000	100
SEP IRA	1,000	100
SIMPLE IRA	1,000	100

Managers Fremont Institutional Micro-Cap Fund

	Initial Investment	Additional Investment
Regular Account	$250,000	$5,000
Traditional IRA	250,000	5,000
Roth IRA	250,000	5,000

Managers Investment Group	47

How to Purchase Shares	About Your Investment

HOW TO PURCHASE SHARES

You may purchase shares of the Funds once you have established an account with Managers Trust I (the “Trust”). You may establish an account with the Trust either through an investment advisor or other investment professional or by submitting a completed account application to the Trust in good order with your initial investment. An account application is not in good order and, therefore, cannot be processed, until such time as it contains all information and documentation requested in the account application. Failure to provide an account application in good order may result in a delay in the date of your purchase or in the rejection of the application and the return of your investment monies.

By Mail

To open your account, complete and sign the account application and make your check payable to Managers. Mail the check and account application to:

Managers Funds

c/o PFPC, Inc

P.O. Box 9769

Providence, RI 02940-9769

To purchase additional shares, write a letter of instruction (or complete your investment stub). Send a check and investment stub or written instructions to the above address. Please include your account number and Fund name on your check.

By Telephone

After establishing this option on your account, call the Funds at (800) 548-4539 for further instructions. The minimum additional investment is $100 ($5,000 for Managers Fremont Institutional Micro-Cap Fund).

By Wire

Call the Funds at (800) 548-4539 for further instructions. Instruct your bank to wire the money to PNC Bank, N.A.; Philadelphia PA; ABA #031000053; FFC To: 8614972935; Managers Funds; Attn: Control Department; FBO: Indicate Fund and account number. Please be aware that your bank may charge you a fee for this service.

By Internet

If your account has already been established, see our Web site at www.managersinvest.com. The minimum additional investment is $100 ($5,000 for Managers Fremont Institutional Micro-Cap Fund).

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

48	Managers Investment Group

About Your Investment	How to Sell Shares

HOW TO SELL SHARES

You may sell your shares at any time. Your shares will be sold at the NAV next calculated after the Funds’ Transfer Agent receives your order in proper form. The Fund’s NAV is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York Time. Orders received after 4:00 p.m. New York Time will receive the NAV per share determined at the close of trading on the next NYSE trading day.

By Mail

Write a letter of instruction containing:

•	the name of the Fund(s)

•	dollar amount or number of shares to be redeemed

•	your name

•	your account number(s)

•	signatures of all account owners

and mail the written instructions to:

Managers Funds

c/o PFPC, Inc.,

P.O. Box 9769,

Providence, RI 02940-9769.

By Telephone

After establishing this option on your account, call the Funds at (800) 548-4539.

Telephone redemptions are available only for redemptions which are below $50,000 ($250,000 for Managers Fremont Institutional Micro-Cap Fund).

By Internet

See our Web site at: www.managersinvest.com.

Note: If you redeem shares following a purchase by check, the Fund may hold the proceeds of your redemption for up to 15 calendar days to ensure that the check has cleared.

For Managers Funds: Redemptions of $50,000 ($250,000 for Managers Fremont Institutional Micro-Cap Fund) and over require a signature guarantee. A signature guarantee helps to protect against fraud. You can obtain one from most banks and/or securities dealers. Only the STAMP2000 Medallion imprint will be accepted as valid. A notary public cannot provide a signature guarantee. Each account holder’s signature must be guaranteed. Only the STAMP2000 Medallion imprint will be accepted as valid. The financial institution may be a bank, broker/dealer, credit union, national securities exchange, savings association or other type of financial institution.

Managers Investment Group	49

About Your Investment

REDEMPTION FEES

Managers International Growth Fund will deduct a redemption fee (the “Redemption Fee”) of 2% from the proceeds of any redemption (including a redemption by exchange) of shares if the redemption occurs within 30 days of the purchase of those shares.

For the purpose of determining whether a redemption is subject to the Redemption Fee, redemptions of Managers International Growth Fund shares are conducted in a first in/first out (FIFO) basis such that shares with the longest holding period will be treated as being redeemed first and shares with the shortest holding period will be treated as being redeemed last.

The Redemption Fee is paid to the Managers International Growth Fund and is intended to offset transaction and other expenses caused by short-term trading. The Redemption Fee does not apply to redemptions (including redemptions by exchange) of shares of the Managers International Growth Fund purchased by automatic reinvestment of dividends or capital gains distributions or to shares purchased through the ManagersChoice Program. The Redemption Fee will not apply to (1) redemptions of shares purchased through reinvestment of dividend or capital gain distributions, (2) redemptions under hardship circumstances (as determined by the Investment Manager in its discretion, based on a case-by-case analysis), and (3) redemptions of shares purchased through the ManagersChoice Program. The Redemption Fee will only apply to redemptions of shares purchased through a financial intermediary such as a broker, retirement plan administrator, bank or trust company if the financial intermediary has indicated that it will administer the Redemption Fee. If you invest through a financial intermediary, contact your intermediary to determine whether the Redemption Fee applies to you and any restrictions on your trading activity. The Managers International Growth Fund reserves the right to modify the terms of, or terminate, the Redemption Fee at any time.

INVESTOR SERVICES

Automatic Reinvestment Plan – Allows your dividends and capital gains distributions to be reinvested in additional shares of the Funds or another Fund in the Fund family. You can elect to receive cash.

Automatic Investments – Allows you to make automatic deductions of $100 or more from a designated bank account into a Managers Funds account.

Automatic Redemptions – Allows you to make automatic monthly redemptions of $100 or more per Fund.

Individual Retirement Accounts – Available to you at no additional cost. Call us at (800) 835-3879 for more information and an IRA kit.

Exchange Privilege – Allows you to exchange your shares of the Fund for shares of other Funds in any of our Fund families. There is no fee associated with the Exchange Privilege. You can request your exchange in writing, by telephone (if elected on the application), by internet or through your investment advisor, bank or investment professional. The Exchange Privilege is available only if the account you are exchanging out of and the account you are exchanging into are registered in the same name with the same address and taxpayer identification number. Be sure to read the Prospectus of any Fund that you wish to exchange into. When you purchase a Fund’s shares by exchange you do so on the same terms as any new investment in that Fund. The Funds reserve the right to discontinue, alter or limit the Exchange Privilege at any time.

OTHER OPERATING POLICIES

The Funds will not be responsible for any losses resulting from unauthorized transactions if they follow reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange by telephone or internet, call the Fund for instructions.

Each Fund reserves the right to:

•	redeem an account if the value of the account falls below $500 ($250,000 for Managers Fremont Institutional Micro-Cap Fund) due to redemptions;

•	suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when trading is restricted by the Securities and Exchange Commission;

•	change the minimum investment amounts;

•	delay sending out redemption proceeds for up to seven days (this usually applies to very large redemptions without notice, excessive trading or unusual market conditions);

•	make a redemption-in-kind (a payment in portfolio securities instead of in cash);

•	refuse a purchase order for any reason, including failure to submit a properly completed account application;

•	refuse any exchange request if we determine that such request could adversely affect the Fund, including if such person or group has engaged in excessive trading (to be determined in the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading); and

50	Managers Investment Group

•	terminate or change the Exchange Privilege or impose fees in connection with exchanges or redemptions, including fees related to excessive trading.

ACCOUNT STATEMENTS

You will receive quarterly and yearly statements detailing your account activity. All investors (other than IRA accounts) will also receive a Form 1099-DIV annually, detailing the tax characteristics of any dividends and distributions that you have received with respect to your account. You will also receive a confirmation after each trade executed in your account.

DIVIDENDS AND DISTRIBUTIONS

Income dividends, if any, for each of the Managers International Growth Fund, the Managers Structured Core Fund, the Managers Small Cap Fund, the Managers Fremont Micro-Cap Fund and the Managers Fremont Institutional Micro-Cap Fund are normally declared and paid annually. Income dividends, if any, for the Managers Fremont Global Fund and the Managers Real Estate Securities Fund are normally declared and paid quarterly. Income dividends, if any, for the Managers Fremont Bond Fund, the Managers California Intermediate Tax-Free Fund and the Fremont Money Market Fund are declared daily and paid monthly. Capital gain distributions, if any, for each of the Funds are normally declared and paid annually in December.

TAX INFORMATION

Please be aware that the following tax information is general and describes certain federal income tax consequences of an investment in the Funds under the Internal Revenue Code of 1986, as amended, the Treasury Regulations thereunder, administrative rules and court decisions that are in effect as of the date of this Prospectus. This discussion does not address all aspects of taxation that may be relevant to particular shareholders in light of their own specific circumstances or to particular types of shareholders (such as insurance companies, financial institutions, brokerage dealers and foreign persons) subject to special treatment under the federal income tax laws. You should consult a tax consultant about the federal, state, local and foreign tax consequences to you of your investment in the Funds based upon your particular circumstances.

Short-term capital gains distributions are generally taxable to you as ordinary income. Under the Jobs and Growth Tax Relief Reconciliation Act of 2003, dividends from the Funds that are attributable to corporate dividends received by the Funds generally are now taxable to individuals at long-term capital gain rates, provided certain holding period and other requirements are met; non-qualifying dividends remain taxable as ordinary income. Capital gain dividends will be taxed as long-term gains regardless of how long you have held shares of the Funds. These provisions apply whether you receive a distribution in cash or reinvest it for additional shares. Gain or loss, if any, recognized upon a sale of other disposition of shares of a Fund generally will be taxed as capital gain or loss if the shares are held as a capital asset in your hands and the transaction is treated as a sale for federal income tax purposes. Because the Fremont Money Market Fund attempts to maintain a state net asset value of $1.00 per share, it is anticipated that you will not generally have gain or loss upon a sale of such Fund’s shares. An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the first Fund’s shares and any gain on the transaction may be subject to federal income tax.

It is expected that Managers California Intermediate Tax-Free Fund will distribute income that generally is exempt from federal and California personal income tax.

Keep in mind that distributions may be taxable to you at different rates depending on the length of time the Fund held the applicable investment and not the length of time that you held your Fund shares. When you do sell your Fund shares, a capital gain or loss may be realized that may be subject to tax, except for certain tax-deferred accounts, such as IRA accounts.

If you are permitted to purchase shares of the Funds by means of an in-kind contribution, you should consult your tax advisor regarding the tax consequences of such transaction.

Federal law generally requires the Funds to withhold taxes on distributions and redemption proceeds paid to shareholders who:

•	fail to provide a social security number or taxpayer identification number;

•	fail to certify that their social security number or taxpayer identification number is correct; or

•	fail to certify that they are exempt from withholding.

In addition, the Fund must also withhold taxes on distributions and redemption proceeds if the IRS notifies the Fund that the taxpayer identification number or social security number furnished by the shareholder is incorrect, or the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income.

Managers Investment Group	51

Appendix A	About Your Investment

DESCRIPTION OF INDICES

S&P 500 Index

The S&P 500 Index consists of 500 stocks chosen by Standard & Poor’s for market size (generally the largest market value within their industry), liquidity (trading volume is analyzed to ensure ample liquidity and efficient share pricing), and industry group representation (representing important industry segments within the U.S. economy.). It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. As of December 31, 2004, the range of market capitalizations for the S&P 500 Index was $750 million to $385.9 billion.

Russell 2000® Index and Russell 3000® Index

Frank Russell Company produces a family of 21 U.S. equity indexes. The indexes are market cap-weighted and include only common stocks domiciled in the United States and its territories. All indexes are subsets of the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of December 31, 2004, the average market capitalization was approximately $1.1 billion; the median market capitalization was approximately $555 million. The largest company in the index had an approximate market capitalization of $3.6 billion. As of December 31, 2004, the range of market capitalizations for the Russell 2000 Index was $63.2 million to $2.3 billion.

Russell 2000® Growth Index

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

MSCI EAFE Index

Morgan Stanley Capital International constructs an MSCI Country Index by identifying and analyzing every listed security in its market. The securities are then organized by industry group, and stocks are selected, targeting 60% coverage of market capitalization. Selection criteria include: size, long- and short-term volume, cross-ownership and float. By targeting 60% of each industry group, the MSCI index captures 60% of the total country market capitalization while maintaining the overall risk structure of the market—because industry, more than any other single factor, is a key characteristic of a portfolio or a market. Once stocks are selected for the index, companies with greater than 40% float are included at their full market capitalization weight. Companies that are added to an index with less than 40% float are included at a fraction of their market capitalization in accordance with the MSCI partial inclusion schedule. This partial inclusion policy facilitates the inclusion of companies with a modest float, while taking into consideration potential limited supply. The EAFE (Europe, Australia, & Far East) Index includes the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Citigroup Non-U.S. Government Bond Index

The Citigroup Non-U.S. Government Bond Index tracks the performance of the government bond markets of Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom.

Lehman Brothers 5-Year Municipal Bond Index

The Lehman Brothers 5-Year Municipal Bond Index provides a broad-based performance measure of the U.S. municipal bond market consisting of securities with 4-6 year maturities. The Index tracks general obligation, revenue, insured and prerefunded bonds with a minimum credit rating of Baa by Moody’s.

Lehman Brothers Aggregate Bond Index

The Lehman Brothers Aggregate Bond Index is an index of the U.S. investment grade fixed-rate bond market, including both government and corporate bonds.

Lehman Brothers Intermediate Government/Credit Bond Index

The Lehman Brother Intermediate Government/Credit Bond Index is an index of all investment grade government and corporate bonds with a maturity between 1 and 10 years.

Money Fund Report Averages

The Money Fund Report Averages are based on the 30-day average percentage yield on all highly rated taxable money market funds reported in the Money Fund Report, a service of iMoneyNet, Inc. (formerly IBC Financial Data).

Dow Jones Wilshire REIT Index

The Dow Jones Wilshire REIT Index measures U.S. publicly traded Real Estate Investment Trusts.

52	Managers Investment Group

THIS PAGE INTENTIONALLY LEFT BLANK

FOR MORE INFORMATION

Additional information about each Fund and its investments is available in its Statement of Additional Information and the Semi-Annual and Annual Reports for each Fund, which are available to you without charge. You may request these documents and make other inquiries as follows:

By Telephone:

1-800-835-3879

By Mail:

Managers Investment Group

800 Connecticut Avenue

Norwalk, CT 06854

On the Internet:

Electronic copies are available on our Web site at www.managersinvest.com

In the Annual Report of the Predecessor Fremont Funds you will find a discussion of the market conditions and investment strategies that significantly affected the Predecessor Fremont Funds’ performance during the last fiscal year. Current Fund documents are on file with the Securities and Exchange Commission and are incorporated by reference (legally part of this prospectus). Text-only copies and other information are also available on the EDGAR database of the SEC’s Web site at www.sec.gov, and copies may be obtained upon payment of a duplication fee, by email request to: publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 (202-942-8090). Information about the Funds may also be reviewed and copied at the SEC’s Public Reference Room. Call (202) 942-8090 for information on the operation of the SEC’s Public Reference Room.

Investment Company Act Registration Number 811-06520